                                                                   EXHIBIT 10.53

                            GENUINE PARTNERSHIP PLAN

               (As Amended and Restated Effective January 1, 2001)

                            GENUINE PARTNERSHIP PLAN
               (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2001)

                                TABLE OF CONTENTS

ARTICLE 1 - INTRODUCTION                                                           1

1.01 ESTABLISHMENT OF PLAN; BACKGROUND                                             1
1.02 EFFECTIVE DATE                                                                1
1.03 PURPOSE                                                                       1
1.04 PLAN GOVERNS DISTRIBUTION OF BENEFITS                                         1

ARTICLE 2 - DEFINITIONS                                                            3

ACCOUNT                                                                            3
ACT OR ERISA                                                                       3
ADJUSTMENT                                                                         3
AFFILIATE                                                                          3
AFFILIATED SPONSOR                                                                 3
AUTHORIZED ABSENCE                                                                 3
BENEFICIARY                                                                        4
BOARD                                                                              4
BREAK IN SERVICE                                                                   4
CODE                                                                               4
COMMITTEE                                                                          4
COMPANY                                                                            5
COMPANY STOCK                                                                      5
COMPANY STOCK FUND                                                                 5
COMPENSATION                                                                       5
CREDITED SERVICE                                                                   5
DISTRIBUTION                                                                       6
EFFECTIVE DATE                                                                     6
ELIGIBLE EMPLOYEE                                                                  6
EMPLOYEE                                                                           7
EMPLOYER                                                                           7
EMPLOYER CONTRIBUTION                                                              7
EMPLOYER MATCHING CONTRIBUTION                                                     7
EMPLOYER MATCHING CONTRIBUTION ACCOUNT                                             7
EMPLOYMENT                                                                         7
ENTRY DATE                                                                         7
FIDUCIARY                                                                          7
FORMER PARTICIPANT                                                                 7
FUND                                                                               7
HIGHLY COMPENSATED EMPLOYEE                                                        7
HOUR OF SERVICE                                                                    8

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
INVESTMENT FUND                                                                     9
NON-HIGHLY COMPENSATED EMPLOYEE                                                     9
PARTICIPANT                                                                         9
PERMANENT DISABILITY                                                                9
PLAN                                                                                9
PLAN ADMINISTRATOR OR ADMINISTRATOR                                                 9
PLAN YEAR                                                                          10
PRE-TAX CONTRIBUTIONS                                                              10
PRE-TAX CONTRIBUTION ACCOUNT                                                       10
PRIOR PLAN                                                                         10
PRIOR EMPLOYER ACCOUNT                                                             10
QUALIFIED                                                                          10
QUALIFIED NONELECTIVE CONTRIBUTION                                                 10
QUALIFIED NONELECTIVE CONTRIBUTION ACCOUNT                                         10
QUALIFYING EMPLOYER SECURITIES                                                     10
ROLLOVER ACCOUNT                                                                   10
ROLLOVER CONTRIBUTION                                                              10
SPOUSE                                                                             11
TERMINATION DATE                                                                   11
TREASURY REGULATION                                                                11
TRUST OR TRUST AGREEMENT                                                           11
TRUSTEE                                                                            12
VALUATION DATE                                                                     12
OTHER RULES                                                                        12

ARTICLE 3 - PARTICIPATION                                                          13

3.01 PARTICIPATION                                                                 13
3.02 YEAR OF ELIGIBILITY SERVICE                                                   14
3.03 PARTICIPATION AND REHIRE                                                      14
3.04 ACQUISITIONS                                                                  15
3.05 NOT CONTRACT FOR EMPLOYMENT                                                   15

ARTICLE 4 - PRE-TAX CONTRIBUTIONS                                                  16

4.01 PRE-TAX CONTRIBUTIONS                                                         16
4.02 ELECTIONS REGARDING PRE-TAX CONTRIBUTIONS                                     16
4.03 CHANGE IN EMPLOYEE CONTRIBUTION PERCENTAGE OR SUSPENSION OF CONTRIBUTIONS     16
4.04 DEADLINE FOR CONTRIBUTIONS AND ALLOCATION OF PRE-TAX CONTRIBUTIONS            18
4.05 ROLLOVER CONTRIBUTION                                                         18

ARTICLE 5 - EMPLOYER CONTRIBUTIONS                                                 19

5.01 EMPLOYER MATCHING CONTRIBUTION                                                19
5.02 QUALIFIED NONELECTIVE CONTRIBUTIONS                                           19
5.03 FORM AND TIMING OF CONTRIBUTIONS                                              20

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
5.04 FORFEITURES                                                                   20
5.05 ELIGIBILITY TO SHARE IN EMPLOYER CONTRIBUTIONS AND FORFEITURES                21

ARTICLE 6 - ACCOUNTS AND ALLOCATIONS                                               22

6.01 PARTICIPANT ACCOUNTS                                                          22
6.02 ALLOCATION OF ADJUSTMENTS                                                     23
6.03 ALLOCATION OF DIVIDENDS                                                       23
6.04 ADJUSTMENT ATTRIBUTABLE TO PLAN LOANS                                         24
6.05 PLAN EXPENSES                                                                 24
6.06 INVESTMENT FUNDS AND ELECTIONS                                                24
6.07 ERRORS                                                                        25

ARTICLE 7 - VESTING                                                                26

7.01 TERMINATION DATE ON OR AFTER AGE 65                                           26
7.02 PERMANENT DISABILITY                                                          26
7.03 DEATH                                                                         26
7.04 OTHER TERMINATION DATE                                                        26
7.05 FORFEITURES                                                                   27

ARTICLE 8 - DISTRIBUTIONS                                                          29

8.01 COMMENCEMENT OF DISTRIBUTION                                                  29
8.02 METHOD OF DISTRIBUTION                                                        30
8.03 PAYMENT TO MINORS AND INCAPACITATED PERSONS                                   30
8.04 APPLICATION FOR BENEFITS                                                      31
8.05 SPECIAL DISTRIBUTION RULES                                                    31
8.06 DISTRIBUTIONS PURSUANT TO QUALIFIED DOMESTIC RELATIONS ORDERS                 32
8.07 DIRECT ROLLOVERS                                                              32
8.08 PARTICIPANT WITHDRAWALS AFTER AGE 59-1/2                                      34

ARTICLE 9 - HARDSHIP WITHDRAWALS; LOANS                                            35

9.01 HARDSHIP WITHDRAWAL OF ACCOUNT                                                35
9.02 DEFINITION OF HARDSHIP                                                        35
9.03 MAXIMUM HARDSHIP DISTRIBUTION                                                 35
9.04 PROCEDURE TO REQUEST HARDSHIP                                                 37
9.05 AUTHORITY TO ESTABLISH LOAN PROGRAM                                           37
9.06 ELIGIBILITY FOR LOANS                                                         37
9.07 LOAN AMOUNT                                                                   37
9.08 MAXIMUM NUMBER OF LOANS                                                       37
9.09 ASSIGNMENT OF ACCOUNT                                                         38
9.10 INTEREST                                                                      38
9.11 TERM OF LOAN                                                                  38
9.12 LEVEL AMORTIZATION                                                            38

9.13 DIRECTED INVESTMENT                                                           38
9.14 OTHER REQUIREMENTS                                                            39
9.15 DISTRIBUTION OF LOAN                                                          39
9.16 SUSPENSION OF LOAN REPAYMENTS DURING MILITARY SERVICE                         40

ARTICLE 10 - ADMINISTRATION OF THE PLAN                                            41

10.01 NAMED FIDUCIARIES                                                            41
10.02 BOARD OF DIRECTORS                                                           41
10.03 TRUSTEE                                                                      42
10.04 COMMITTEE                                                                    42
10.05 STANDARD OF FIDUCIARY DUTY                                                   44
10.06 CLAIMS PROCEDURE                                                             44
10.07 INDEMNIFICATION OF COMMITTEE                                                 46

ARTICLE 11 - AMENDMENT AND TERMINATION                                             47

11.01 RIGHT TO AMEND                                                               47
11.02 TERMINATION OR DISCONTINUANCE OF CONTRIBUTIONS                               47
11.03 IRS APPROVAL OF TERMINATION                                                  48

ARTICLE 12 - SPECIAL DISCRIMINATION RULES                                          49

12.01 DEFINITIONS                                                                  49
12.02 LIMIT ON PRE-TAX CONTRIBUTIONS                                               52
12.03 AVERAGE ACTUAL DEFERRAL PERCENTAGE                                           54
12.04 SPECIAL RULES FOR DETERMINING AVERAGE ACTUAL DEFERRAL PERCENTAGE             55
12.05 DISTRIBUTION OF EXCESS ADP DEFERRALS                                         56
12.06 AVERAGE ACTUAL CONTRIBUTION PERCENTAGE                                       57
12.07 SPECIAL RULES FOR DETERMINING AVERAGE ACTUAL CONTRIBUTION PERCENTAGES        58
12.08 DISTRIBUTION OF EMPLOYER MATCHING CONTRIBUTIONS                              59
12.09 COMBINED ACP AND ADP TEST                                                    59
12.10 ORDER OF APPLYING CERTAIN SECTIONS OF ARTICLE                                61

ARTICLE 13 - HIGHLY COMPENSATED EMPLOYEES                                          62

13.01 IN GENERAL                                                                   62
13.02 HIGHLY COMPENSATED EMPLOYEE                                                  62
13.03 FORMER HIGHLY COMPENSATED EMPLOYEE                                           62
13.04 DEFINITIONS                                                                  62
13.05 OTHER METHODS PERMISSIBLE                                                    64

ARTICLE 14 - MAXIMUM BENEFITS                                                      65

14.01 GENERAL RULE                                                                 65

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
14.02 COMBINED PLAN LIMITATION REPEALED                                            66
14.03 DEFINITIONS                                                                  66

ARTICLE 15 - TOP HEAVY RULES                                                       68

15.01 GENERAL                                                                      68
15.02 DEFINITIONS                                                                  68
15.03 MINIMUM BENEFIT                                                              69
15.04 COMBINED PLAN LIMITATION FOR TOP HEAVY YEARS REPEALED                        70

ARTICLE 16 - MISCELLANEOUS                                                         71

16.01 HEADINGS                                                                     71
16.02 ACTION BY EMPLOYER                                                           71
16.03 SPENDTHRIFT CLAUSE                                                           71
16.04 DISTRIBUTIONS UPON TERMINATION OF PLAN                                       71
16.05 DISCRIMINATION                                                               72
16.06 RELEASE                                                                      72
16.07 COMPLIANCE WITH APPLICABLE LAWS                                              72
16.08 AGENT FOR SERVICE OF PROCESS                                                 72
16.09 MERGER                                                                       72
16.10 GOVERNING LAW                                                                72
16.11 ADOPTION OF THE PLAN BY AN AFFILIATED SPONSOR                                73
16.12 PROTECTED BENEFITS                                                           74
16.13 LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN                               75
16.14 QUALIFIED MILITARY SERVICE                                                   75
16.15 USE OF ELECTRONIC MEDIA                                                      75

ARTICLE 17 - EGTRRA AMENDMENTS                                                     76

17.01 BACKGROUND                                                                   76
17.02 LIMITATIONS ON CONTRIBUTIONS                                                 76
17.03 INCREASE IN COMPENSATION LIMIT                                               76
17.04 ELECTIVE DEFERRALS - CONTRIBUTION LIMITATION                                 77
17.05 CATCH-UP CONTRIBUTIONS                                                       77
17.06 DIRECT ROLLOVERS OF PLAN DISTRIBUTIONS                                       77
17.07 ROLLOVERS FROM OTHER PLANS                                                   78
17.08 REPEAL OF MULTIPLE USE TEST                                                  79
17.09 DISTRIBUTION UPON SEVERANCE FROM EMPLOYMENT                                  79
17.10 SUSPENSION PERIOD FOLLOWING HARDSHIP DISTRIBUTION                            79
17.11 MODIFICATION OF TOP HEAVY RULES                                              79
SCHEDULE A                                                                         82
SCHEDULE B                                                                         84
SCHEDULE C                                                                         88
SCHEDULE D                                                                         98

                            GENUINE PARTNERSHIP PLAN
                (Amended and Restated Effective January 1, 2001)

                                    ARTICLE 1

                                  INTRODUCTION

1.01     Establishment of Plan; Background.

         (a) Effective July 1, 1988, Genuine Parts Company adopted and established the Genuine Partnership Plan. Effective January 1, 1994, the plan was amended and restated (the "Prior Plan"). The Prior Plan was at all times maintained as a plan meeting the requirements of Sections 401(a) and 401(k) of the Internal Revenue Code of 1986, as amended, and of the Employee Retirement Income Security Act of 1974.

         (b) The Prior Plan was amended and restated effective January 1, 2001, and is continued in an amended and restated form as set forth in its entirety in this document (the "Plan").

1.02     Effective Date.

         This Plan shall be effective as of January 1, 2001. Notwithstanding this general effective date, certain provisions of this Plan (as set forth in this document) shall have effective dates different than January 1, 2001.

1.03     Purpose.

         This Plan is intended to provide a cash or deferred arrangement under Code Sections 401(a) and 401(k). Under the Plan, Participants can direct that a specified percentage of the amount that otherwise would have been paid to them as Compensation be contributed by the Employer to the Plan. The benefits described in the Plan are provided for the exclusive benefit of the Participants and their Beneficiaries.

1.04     Plan Governs Distribution of Benefits.

         The distribution of benefits for all Participants (whether employed by the Employer before or after the Effective Date) shall be governed by the provisions of this Plan. Nevertheless, early retirement benefits, retirement-type subsidies, or optional forms of benefit protected under Code Section 411(d)(6) ("Protected Benefits") shall not be reduced or eliminated with respect to benefits accrued under such Protected Benefits unless such reduction or elimination is permitted under the Code, Treasury Regulations, authority issued by the Internal Revenue Service or judicial authority.

                                    ARTICLE 2

                                   DEFINITIONS

Certain terms of this Plan have defined meanings which are set forth in this Article and which shall govern unless the context in which they are used clearly indicates that some other meaning is intended.

Account shall mean the Account established and maintained by the Committee or Trustee for each Participant or his or her Beneficiaries to which shall be allocated each Participant's interest in the Fund. Each Account shall be comprised of the sub-accounts described in Section 6.01.

Act or ERISA shall mean Public Law No. 93-406, the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

Adjustment shall mean, for any Valuation Date, the aggregate earnings, realized or unrealized appreciation, losses, expenses, and realized or unrealized depreciation of the Fund since the immediately preceding Valuation Date. The determination of the Adjustment shall be made by the Trustee and shall be final and binding.

Affiliate shall mean the Company and any corporation which is a member of a controlled group of corporations (as defined in Code Section 414(b)) which includes the Company; any trade or business which is under common control (as defined in Code Section 414(c)) with the Company; any organization which is a member of an affiliated service group (as defined in Code Section 414(m)) which includes the Company; and any other entity required to be aggregated with the Company pursuant to regulations under Code Section 414(o).

Affiliated Sponsor shall mean any corporation and any other entity that is designated by the Committee as an Affiliated Sponsor under the Plan. See Section
16.11 for provisions relating to an Affiliated Sponsor's adoption of the Plan. All Affiliated Sponsors, groups of employees designated as participating in the Plan by such Affiliated Sponsors (if not all employees), and the effective date of each company's designation as an Affiliated Sponsor shall be specified in Schedule A or Schedule B.

Authorized Absence shall mean any temporary layoff or any absence authorized by the Employer under the Employer's standard personnel practices, provided that all persons under similar circumstances must be treated alike in the granting of such Authorized Absence and provided further that the Participant returns within the period of Authorized Absence. An absence due to service in the Armed Forces of the United States shall be considered an Authorized Absence to the extent required by federal law.

Beneficiary shall mean, for unmarried Participants, any individual(s), trust(s), estate(s), partnership(s), corporation(s) or other entity or entities designated by the Participant in accordance with procedures established by the Committee to receive any distribution to which the Participant is entitled under the Plan in the event of the Participant's death. The Committee may require certification by a Participant in any form it deems appropriate of the Participant's marital status prior to accepting or honoring any Beneficiary designation. Any Beneficiary designation shall be void if the Participant revokes the designation or marries. Any Beneficiary designation shall be void to the extent it conflicts with the terms of a qualified domestic relations order.

If an unmarried Participant fails to designate a Beneficiary or if the designated Beneficiary fails to survive the Participant and the Participant has not designated a contingent Beneficiary, the Beneficiary shall be the surviving descendants of the Participant (who shall take per stirpes) and if there are no surviving descendants, the Beneficiary shall be the Participant's estate. For the purposes of the foregoing sentence, the term "descendants" shall include any persons adopted by a Participant or by any of his descendants.

A married Participant's Beneficiary shall be his Spouse unless the Participant has designated a non-Spouse Beneficiary (or Beneficiaries) with the written consent of his Spouse given in the presence of a notary public on a form provided by the Committee, or unless the terms of a qualified domestic relations order require payment to a non-Spouse Beneficiary. A married Participant's designation of a non-Spouse Beneficiary in accordance with the preceding sentence shall remain valid until revoked by the Participant or until the Participant marries a Spouse who has not consented to a designation in accordance with the preceding sentence.

For the purposes of this Section, revocation of prior Beneficiary designations will occur when a Participant (i) files a valid designation with the Committee; or (ii) files a signed statement with the Committee evidencing his intent to revoke any prior designations.

Board shall mean the Board of Directors of the Company.

Break in Service shall occur if the Employee ceases to be employed by the Employer and does not resume Employment for seven or more consecutive years.

Code shall mean the Internal Revenue Code of 1986, as amended. A reference to a specific provision of the Code shall include such provision and any applicable Treasury Regulation pertaining thereto.

Committee shall mean the Pension and Benefits Committee appointed by the Board under Article 10 to administer the Plan. This term is interchangeable with "Plan Administrator."

Company shall mean Genuine Parts Company and its successors and assigns which adopt this Plan.

Company Stock shall mean the common stock of the Company.

Company Stock Fund shall mean the portion of a Participant's Account and each subaccount which is invested in Company Stock.

Compensation shall mean the gross annual earnings reported on a Participant's Form W-2 (box 1 or its comparable location as provided on Form W-2 in future years) as required by Code Sections 6041(d) and 6051(a)(3). In addition, Compensation shall include Pre-Tax Contributions under this Plan and salary reduction pre-tax contributions to a Section 125 Plan maintained by the Employer. Compensation shall be determined by ignoring any income exclusions under Code Section 3401(a) based on the nature or location of employment. In addition, Compensation shall be determined by ignoring reimbursements or other expense allowances, fringe benefits (cash and non-cash), moving expenses, deferred compensation (and for this purpose benefits under a stock option plan are "deferred compensation") and welfare benefits (and for this purpose, worker's compensation payments of any type and severance pay of any type shall be considered "welfare benefits," but sick pay, short term disability and vacation pay are not considered "welfare benefits"). Compensation shall not include amounts in excess of the limitations set forth in Code Section 401(a)(17) ($200,000 in 2002).

Credited Service shall mean the number of years of service as an Employee of the Employer (with proportionate allowance for fractional years) both before and after the Effective Date, measured in accordance with the following rules:

         (a) Credited Service for Employment Prior to January 1, 1988. An Employee who was employed by the Company or an Affiliated Sponsor listed on Schedule A on June 30, 1988 shall receive Credited Service under this Plan for all years of Credited Service earned under and pursuant to the Genuine Parts Company Pension Plan prior to January 1, 1988. Credited Service so determined shall be the Participant's Credited Service under this Plan for all service prior to January 1, 1988. If an Employee was not employed by either the Company or an Affiliated Sponsor listed on Schedule A on June 30, 1988, such Employee shall not receive Credited Service under this Plan for his Employment prior to January 1, 1988.

         (b) Credited Service for Employment On or After January 1, 1988. On or after January 1, 1988, an Employee shall receive Credited Service for the elapsed time of his Employment beginning on the date of the Employee's first Hour of Service on or after January 1, 1988 and ending on his Termination Date. If an Employee has a Termination Date and is subsequently rehired, such Employee shall again receive Credited

                  Service (subject to the Break in Service rules set forth below) beginning on the date of the Employee's first Hour of Service on or after his reemployment and ending on his subsequent Termination Date.

         (c) Break in Service. Credited Service shall not include any period of Employment which precedes a Break in Service if as of the first day of the Break in Service, the Employee is not vested in any portion of his Account.

         (d) Employment with Affiliated Sponsors; Predecessor Businesses. Credited Service shall not include any period of employment with any Affiliated Sponsor prior to its designation as an Affiliated Sponsor or any period of employment with a predecessor business prior to its acquisition by Employer except to the extent provided in Schedules A or B.

         (e) Military Service. Credited Service shall not include any period of service in the military, except to the extent such service is required to be credited under applicable federal law. See Section 16.14.

         (f) Employment with Affiliates. An Employee's service with an Affiliate shall be considered Employment with the Employer.

Distribution shall mean payment by the Trustee to or for the benefit of a Participant, Spouse, Beneficiary or other person entitled to benefits as provided in this Plan.

Effective Date shall mean January 1, 2001.

Eligible Employee shall mean, except for those Employees identified in the following sentence, all Employees employed by the Employer. The following Employees shall not be considered Eligible Employees: (i) any Employee included in a collective bargaining unit for which a labor organization is recognized as collective bargaining agent unless such Employee has been designated by the Committee as an "Eligible Employee" for the purposes of this Plan, (ii) any employee who is a nonresident alien and who does not receive earned income from the Employer which constitutes income from sources within the United States,
(iii) any person classified by the Employer as an independent contractor for purposes of withholding and payment of employment taxes, even if such person is later determined, whether by the Employer or otherwise, to be a common law Employee of the Employer; (iv) any "leased employee" with respect to the Employer ("Leased employee" shall mean any person, other than an Employee of the Employer, who pursuant to an agreement between the Employer and any other person ("leasing organization") has performed services for the Employer (or for the Employer and related persons determined in accordance with Code Section 414(n)(6)) on a substantially full-time basis for a period of at least one year, and such services are performed under the primary direction or control of the Employer), or (v) effective July 1, 2001, any Employee who is employed by or on Authorized Absence from the Employer in Puerto Rico.

Employee shall mean any person employed by or on Authorized Absence from the Employer, and any person who is a "leased employee" (as defined in the definition of "Eligible Employee") with respect to the Employer. However, if such "leased employees" constitute less than 20 percent of the Employer's combined non-highly compensated work force, within the meaning of Code Section 414(n)(1)(C)(ii), the term "Employee" shall not include "leased employees" covered by a plan described in Code Section 414(n)(5).

Employer shall mean the Company and any Affiliated Sponsor. All Affiliated Sponsors are listed on Schedule A and Schedule B.

Employer Contribution shall mean Employer Matching Contributions and Qualified Nonelective Contributions. Employer Contributions may be made without regard to current or accumulated earnings and profits for the taxable year or years ending with or within the Plan Year.

Employer Matching Contribution shall have that meaning as defined in Section
5.01.

Employer Matching Contribution Account shall mean the portion of a Participant's total Account attributable to Employer Matching Contributions, and the total of the Adjustments which have been credited to or deducted from a Participant's Account with respect to Employer Matching Contributions.

Employment shall mean the active service of an Employee with the Employer. Employment with an Affiliated Sponsor prior to its designation as an Affiliated Sponsor and employment with a predecessor business prior to its acquisition by Employer shall be counted as employment with the Employer only to the extent provided in Schedules A or B.

Entry Date shall mean the first business day of any calendar month.

Fiduciary shall mean any party named as a Fiduciary in Section 10.01. Any party shall be considered a Fiduciary of the Plan only to the extent of the powers and duties specifically allocated to such party under the Plan.

Former Participant shall have the meaning as set forth in Section 3.03(a).

Fund shall mean the money and other properties held and administered by the Trustee in accordance with the Plan and Trust Agreement. If the Committee so directs, multiple trust funds may be established under this Plan, which together shall comprise the Fund hereunder.

Highly Compensated Employee shall have that meaning as defined in Article 13.

Hour of Service shall mean:

         (a) Each hour for which an Employee is paid, or entitled to payment, for performance of duties for an Employer or Employers.

         (b) Each hour for which an Employee is paid, or entitled to payment, by an Employer or Employers, on account of a period of time during which no duties are performed (irrespective of whether the employment relationship is terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or Authorized Absence; provided that in no event, shall an Employee receive credit for more than 501 Hours of Service for any single continuous period of non-working time. However, no Hours of Service shall be granted for any direct or indirect payment or for any entitlement to payment if (i) such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation laws, unemployment laws or disability insurance laws or (ii) such payment is intended to reimburse an employee for his or her medical or medically related expenses.

         (c) Each hour for which an Employee is on an Authorized Absence by reason of: (i) the pregnancy of the Employee, (ii) birth of a child of the Employee, (iii) placement of a child with the Employee in connection with the adoption of the child by the Employee, or (iv) caring for a child referred to in paragraphs
                  (i) through (iii) immediately following birth or placement. Hours credited under this paragraph shall be credited at the rate of 10 hours per day, 45 hours per week but shall not, in the aggregate, exceed the number of hours required to prevent the Employee from incurring a Break in Service under Code
                  Section 410(a)(5) (a maximum of 501 hours) during the first computation period in which a Break in Service would otherwise occur.

         (d) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer or Employers. These hours shall be credited to the Employee for the computation period or period to which the award or agreement pertains, rather than the computation period in which the award, agreement, or payment is made.

         (e) In lieu of the foregoing, an Employee who is not compensated on an hourly basis (such as salary, commission or piecework employees) shall be credited with 45 Hours of Service for each week (or 10 Hours of Service for each day) in which such Employee would be credited with Hours of Service in hourly pay. However, this method of computing Hours of Service may not be used for any Employee whose Hours of Service is required to be counted and recorded by any Federal law, such as the Fair Labor Standards Act. Any such method must yield an equivalency of at least 1,000 hours per computation period.

The following rules shall apply in determining whether an Employee completes an "Hour of Service":

         1.       The same hours shall not be credited under subparagraphs (a),
                  (b) or (c) above, as the case may be, and subparagraph (d) above; nor shall the same hours credited under subparagraphs
                  (a) through (d) above be credited under subparagraph (e) above;.

         2. The rules relating to determining hours of service for reasons other than the performance of duties and for crediting Hours of Service to particular periods of employment shall be those rules stated in Department of Labor regulations Title 29, Chapter XXV, subchapter C, part 2530, Sections 200b2(b) and 200b2(c), respectively.

Investment Fund shall mean the separate funds under the Trust Fund which are distinguished by their investment objectives. The term "Investment Fund" does not include a Participant's Company Stock Fund.

Non-highly Compensated Employee shall mean an Employee of the Employer who is not a Highly Compensated Employee.

Participant shall mean an Employee who becomes eligible to participate in the Plan as provided in Article 3.

Permanent Disability shall mean a physical or mental condition of a Participant resulting from bodily injury, disease, or mental disorder which (i) for a Participant who is not in active Employment, entitles the Participant to Social Security disability benefits or (ii) for a Participant who is in active Employment, results in the Participant receiving long term disability benefits under The Genuine Parts Company Long Term Disability Plan. A Participant's Permanent Disability will end on the date the Participant is no longer receiving disability benefits (i) under Social Security for a Participant who is not in active Employment, or (ii) under The Genuine Parts Company Long Term Disability Plan for a Participant who is in active Employment.

Plan shall mean the Genuine Partnership Plan as set forth in this document, together with any subsequent amendments hereto.

Plan Administrator or Administrator shall mean the Committee appointed by the Board pursuant to Article 10 to administer the Plan. All references in the Plan to the Administrator shall be deemed to apply to the Committee and vice versa. The Committee so appointed is hereby designated as the "Administrator" of the Plan within the meaning of Section 3(16) of the Act and as the agent for service of legal process for purposes of Section 102(b) of the Act.

Plan Year shall be the calendar year.

Pre-Tax Contributions shall mean contributions made to the Plan during the Plan Year by the Employer, at the election of the Participant, in lieu of cash compensation and that are made pursuant to a salary reduction agreement. Such contributions are nonforfeitable when made and distributable only as specified in Article 8 below.

Pre-Tax Contribution Account shall mean the portion of a Participant's Account attributable to Pre-Tax Contributions, and the total of the Adjustments which have been credited to or deducted from a Participant's Account with respect to Pre-Tax Contributions.

Prior Plan. See Section 1.01.

Prior Employer Account shall mean the portion of a Participant's Account attributable to assets transferred directly from the trustee of another Qualified Plan to the Trustee of this Plan and which are not separately allocated to an existing Account under this Plan. Sub-accounts may be established as necessary to separately account for pre-tax contributions, after-tax contributions, etc. Any restrictions or special rules applicable to the Prior Employer Account (including optional forms of benefit that are protected under Code Section 411(d)(6)) shall be set forth in Schedule C.

Qualified, as used in "qualified plan" or "qualified trust" shall mean a plan and trust which are entitled to the tax benefits provided respectively by Sections 401 and 501 of the Code, and related provisions of the Code.

Qualified Nonelective Contribution shall have that meaning as defined in Section 5.02.

Qualified Nonelective Contribution Account shall mean the portion of a Participant's Account attributable to Qualified Nonelective Contributions, and the total of the Adjustments which have been credited to or deducted from a Participant's Account with respect to Qualified Nonelective Contributions.

Qualifying Employer Securities shall have that meaning as defined in Section 407(d)(5) of the Act.

Rollover Account. The portion of a Participant's Account attributable to Rollover Contributions or the total of the Adjustments attributable to such Rollover Contributions.

Rollover Contribution. See Section 4.05.

Spouse shall mean the person who was married to the Participant (in a civil or religious ceremony recognized under the laws of the state where the marriage was contracted) immediately prior to the date on which payments to the Participant from the Plan begin. If the Participant dies prior to the commencement of benefits, Spouse shall mean a person who is married to a Participant (as defined in the immediately preceding sentence) on the date of the Participant's death. A Participant shall not be considered married to another person as a result of any common law marriage whether or not such common law marriage is recognized by applicable state law.

Termination Date shall mean the first to occur of the following events:

         (a)      Voluntary resignation from service of the Employer; or

         (b)      Discharge from the service of the Employer by the Employer; or

         (c) Termination on or after attaining age 65 (normal retirement date); or

         (d)      Death; or

         (e)      Two weeks after the end of an Authorized Absence; or

         (f) One year after an absence from work due to workers compensation injury/accident; or

         (g) Two years after an absence from work due to a Permanent Disability; or

         (h) The first anniversary of the date the Employee ceases Employment for any reason not described above, e.g., vacation, holiday, sickness, disability (but not a Permanent Disability resulting in a Distribution from the Plan), leave of absence, or layoff.

If, however, an Employee terminates his Employment on account of an event described in paragraphs (a) - (c) above and the Employee performs an Hour of Service within twelve months following such Termination Date (or such lesser period as provided in Treasury Regulation Section 1.410(a)-7(d)(iii)(B)), the Employee shall be considered as having been in active Employment during such period of absence. An Employee on Authorized Absence will not have a Termination Date earlier than the end of such Authorized Absence.

Treasury Regulation means regulations pertaining to certain Sections of the Code as issued by the Secretary of the Treasury.

Trust or Trust Agreement shall refer to the Fund established pursuant to one or more agreements of trust entered into between the Employer and one or more trustees (sometimes referred to as sub-trusts), which governs the creation and maintenance of the

Fund, and all amendments thereto which may hereafter be made. It is expressly intended that (if the Committee so directs) multiple sub-trusts may be established under this Plan, which together shall comprise the Trust Fund hereunder and that all of the sub-trusts shall be considered to be a single trust fund for purposes of Section 1.414(1)- 1(b)(1) of the Treasury Regulations. The term Trust Fund shall also be deemed to include any fund existing pursuant to any deposit administration or group annuity contract between the Company and/or the Trustee and an insurer. Each trust agreement or contract with an insurer established pursuant to this Plan shall be listed on Schedule D.

Trustee shall mean any institution or individual(s) who shall accept the appointment of the Committee to serve as Trustee pursuant to the Plan.

Valuation Date. It is intended that the assets of the Plan will be invested in daily valued investment funds. Accordingly, the term "Valuation Date" shall mean each day of the calendar year during which the Trustee determines the fair market value of the assets held in the Investment Funds.

Other Rules. A defined term, such as "Termination," will normally govern the definitions of derivatives therefrom, such as "Terminate," even though such derivatives are not specifically defined and even if they are or are not initially capitalized. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender, unless the context clearly indicates to the contrary. Singular and plural nouns and pronouns shall be interchangeable as the factual context may allow or require. The words "hereof," "herein," "hereunder" and other similar compounds of the word "here" shall mean and refer to the entire Plan and not to any particular provision or Section.

                                    ARTICLE 3

                                  PARTICIPATION

3.01     Participation.

         (a) In General. If an Eligible Employee is normally scheduled to work thirty (30) or more hours per week ("Full-Time Employee"), such Eligible Employee shall participate in the Plan in accordance with Section 3.01(b) below. If an Eligible Employee is normally scheduled to work fewer than thirty (30) hours per week ("Part-Time Employee"), such Eligible Employee shall participate in the Plan in accordance with Section 3.01(c) below. This Section 3.01(a) shall be effective January 1, 2000.

         (b) Full-Time Employees. An Eligible Employee who is a Full-Time Employee shall become a Participant in the Plan for the purposes described below as of the following dates:

                  (1) For purposes of becoming eligible to make Pre-Tax Contributions and for all other purposes of the Plan related to making Pre-Tax Contributions (e.g., Investment Funds and elections) other than eligibility to receive an Employer Contribution and an allocation of forfeitures, the later of (i) the first day of the month after the Eligible Employee has completed three full months of Employment and attained age 18 or (ii) the date the Employee becomes a member of the class of Eligible Employees.

                  (2) For purposes of becoming eligible to receive an Employer Contribution and share in the allocation of any forfeitures (see Article 5), the Entry Date next following the later of (i) the date on which the Eligible Employee has both completed one Year of Eligibility Service and attained age 18 or (ii) the date the Employee becomes a member of the class of Eligible Employees.

         (c) Part-Time Employees. An Eligible Employee who is a Part-Time Employee shall become a Participant in the Plan for all purposes of the Plan on the Entry Date next following the later of (i) the date on which the Eligible Employee has both completed one Year of Eligibility Service and attained age 18 or (ii) the date the Employee becomes a member of the class of Eligible Employees.

         (d) Acquisitions. See Section 3.04 below for special rules that apply to new Employees following an acquisition.

3.02     Year of Eligibility Service.

         (a) 1,000 Hour Rule. A Year of Eligibility Service is determined under the 1,000 Hours of Service method. Accordingly, an Employee shall receive one Year of Eligibility Service upon completing a twelve consecutive month period of Employment during which the Employee earns at least 1,000 Hours of Service. The initial twelve month period shall be the twelve consecutive month period commencing on the Employee's date of hire or rehire. If the Employee fails to complete 1,000 Hours of Service during this 12 month period, the Employee shall receive a Year of Eligibility Service upon completing at least 1,000 Hours of Service during a Plan Year (commencing with the Plan Year during which the Employee's first anniversary of his date of hire occurs).

         (b) Break in Service. For purposes of determining whether an Eligible Employee has satisfied the requirements of Section 3.01(b)(2), an Employee shall not receive credit for any Hours of Service for purposes of Section 3.01(b)(2) during any period of Employment which precedes a Break in Service if, at the time of such Break in Service, the Employee had not satisfied the requirements of Section 3.01(b)(2). This rule shall also apply for purposes of determining eligibility under
                  Section 3.01(b)(1) if, at the time of such Break in Service, the Employee had not satisfied the requirements of Section 3.01(b)(1).

         (c) Authorized Absence. A period during which an Employee is on Authorized Absence shall not count towards the Employee's Break in Service if such Employee resumes Employment immediately after the end of such Authorized Absence.

3.03     Participation and Rehire.

         (a) Status as a Participant. A Participant's participation in the Plan shall continue until the Participant's Termination Date. On or after his Termination Date, the Employee shall be known as a "Former Participant" and his benefits shall thereafter be governed by the provisions of Article 8. The individual's status as a Former Participant shall cease as of the date the individual ceases to have any balance in his Account. If a Participant ceases to be an Eligible Employee but does not have a Termination Date, then such person shall continue to be known as a "Participant," but shall not be eligible to make Pre-Tax Contributions and shall not be eligible to receive Employer Contributions.

         (b) Rehire of Person who was a Participant in this Plan. An Eligible Employee who was a Participant in this Plan at the time of his Termination Date and who is subsequently rehired by an Employer, shall be eligible to immediately participate in the portion(s) of the Plan for which the Participant was previously eligible effective on the date of his rehire or, if later, on the date he becomes an Eligible Employee.

3.04     Acquisitions.

         If a group of persons becomes employed by an Employer (or any of its subsidiaries or divisions) as a result of an acquisition of another employer, the Committee shall determine whether and to what extent employment with such prior employer shall be treated as Years of Eligibility Service, the applicable Entry Date (or special entry date) for such acquired employees, and any other terms and conditions which apply to eligibility to participate in this Plan. Such terms and conditions shall be set forth in Schedule A or Schedule B to this Plan by action of the Committee. Except to the extent required by law, employees of an acquired business which is not identified in Schedule A or Schedule B shall not receive credit under this Plan for their prior employment with the acquired business.

3.05     Not Contract for Employment.

         Participation in the Plan shall not give any Employee the right to be retained in the Employer's employ, nor shall any Employee, upon dismissal from or voluntary termination of his employment, have any right or interest in the Fund, except as herein provided.

                                    ARTICLE 4

                              PRE-TAX CONTRIBUTIONS

4.01     Pre-Tax Contributions.

         Effective on the Participant's initial Entry Date, a Participant may elect to make Pre-Tax Contributions to the Plan. If a Participant fails to elect to make Pre-Tax Contributions at that time, a Participant may elect to make Pre-Tax Contributions to the Plan effective as of the first day of any subsequent month (except during periods of suspension see Section 4.03). A Participant's Pre-Tax Contributions to the Plan shall be made by means of payroll deduction. A Participant may contribute as a Pre-Tax Contribution any whole percentage from 1% to 16% of his Compensation during any Plan Year, and effective January 1, 2002, from 1% to 25% of his Compensation during any Plan Year.

4.02     Elections Regarding Pre-Tax Contributions.

         (a) Procedure for Making Elections. Elections by a Participant to make Pre-Tax Contributions to the Plan shall be made in writing on a form prescribed by the Committee and by designating on such form the percentage of Compensation that will be contributed as a Pre-Tax Contribution during each pay period. The election to make Pre-Tax Contributions shall be effective no earlier than the first day of the Participant's normal pay period beginning at least 30 days after the Employer receives such election form (or such smaller number of days as determined by the Committee on a nondiscriminatory basis).

         (b) Treatment as 401(k) Contributions. It is expressly intended that, to the extent allowable by law, Pre-Tax Contributions shall not be included in the gross income of the Participant for income tax purposes and shall be deemed contributions under a cash or deferred arrangement pursuant to Code
                  Section 401(k).

         (c) Additional Limitations of Pre-Tax Contributions. Pre-Tax Contributions shall be subject to the limitations described in
                  Section 12.02 (maximum dollar contribution limit), Section
                  12.03 (ADP non-discrimination test) and Article 14 (Code
                  Section 415 limit).

4.03     Change in Employee Contribution Percentage or Suspension of
         Contributions.

         (a) Change of Contribution Percentage. A Participant may increase or decrease the percentage of his Compensation contributed as a Pre-Tax Contribution only on January 1, April 1, July 1, or October 1 of each

                  Plan Year (or the first pay period that begins on or after such dates) by delivery of written notice to the Committee or by other means as approved by the Committee. In order to be effective, the Participant must notify the Committee at least 30 days prior to the date that the increase or decrease will become effective (or such lesser number of days as permitted by the Committee on a nondiscriminatory basis). This paragraph
                  (a) is effective January 1, 1999.

         (b) Suspension of Contributions. A Participant may suspend his Pre-Tax Contributions at any time by properly completing a form prescribed by the Committee. The suspension of Pre-Tax Contributions will be effective on the first day of the Participant's normal payroll period that begins 30 days after the Participant delivers the completed form to the Committee. A Participant may resume making Pre-Tax Contributions on the first day of any month which is at least six months after the effective date of such suspension of contributions and only after informing the Committee in writing at least 30 days prior to the date on which the Pre-Tax Contributions are to resume. The Committee, on a nondiscriminatory basis, may prescribe a lesser number of days on which the suspension or resumption of Pre-Tax Contributions is to be effective. A Participant's Pre-Tax Contributions shall automatically be suspended beginning on the first payroll period that commences after the Participant is not in receipt of Compensation, the Participant's layoff or the Participant's Authorized Absence without pay.

         (c)      Other Rules.

                  (1) See Section 9.03 for circumstances under which a Participant's Pre-Tax Contributions could be suspended for a period of at least 12 months (6 months after January 1, 2002) after such Participant receives a hardship distribution.

                  (2)      In order to satisfy the provisions of Article 12 and
                           Article 14, the Committee may from time to time either temporarily suspend the Pre-Tax Contributions of Highly Compensated Employees or reduce the maximum permissible Pre-Tax Contribution that may be made to the Plan by Highly Compensated Employees.

                   (3) Any reduction, increase, or suspension of Pre-Tax Contributions described in this Article 4.03 shall be made in such manner as the Committee may prescribe from time to time consistent with the provisions of this Article.

4.04     Deadline for Contributions and Allocation of Pre-Tax Contributions.

         Pre-Tax Contributions shall be deducted by the Employer from the Participant's Compensation and paid to the Trustee as promptly as possible, but no later than fifteen days after the end of the calendar month in which the Employer retains the Pre-Tax Contributions (or such longer period of time granted by the Department of Labor or other government entity, agency or by an employee of such governmental entity or agency).

4.05     Rollover Contribution.

         (a) Without regard to any limitation on contributions set forth in this Article, an Eligible Employee shall be permitted, if the Committee consents (based on non-discriminatory criteria), to transfer to the Trustee during any Plan Year additional property acceptable to the Trustee, provided such property:

                  (1) was received by the Eligible Employee from a Qualified Plan maintained by a previous employer of the Eligible Employee and qualifies as a rollover contribution within the meaning of Code Section 402(a)(5) or

                  (2) was received by the Eligible Employee from an individual retirement account or individual retirement annuity and qualifies as a rollover contribution within the meaning of Code Section 408(d)(3)(A)(ii).

         (b) Such property shall be held by the Trustee in the Employee's Rollover Account. All such amounts so held shall at all times be fully vested and nonforfeitable. Such amounts shall be distributed to the Employee upon Termination Date in the manner provided in Article 8.

         (c) See Section 8.07 regarding the right of a Participant to request a trustee to trustee transfer of the Participant's Account in lieu of a distribution of such Account.

         (d) Notwithstanding the foregoing, any Eligible Employee who elects to make a Rollover Contribution to the Plan pursuant to this Section 4.05 shall not be considered a Participant for any other purpose under this Plan until such Eligible Employee has satisfied the applicable eligibility requirements of
                  Section 3.01.

         (e)      This Section 4.05 is effective January 1, 1999.

                                    ARTICLE 5

                             EMPLOYER CONTRIBUTIONS

5.01     Employer Matching Contribution.

         (a) Eligibility to Receive Matching Contribution. For each payroll period, the Employer shall contribute to the Employer Matching Contribution Account of each Participant who made a Pre-Tax Contribution during such payroll period. See Section 3.01(b)(2) and Section 5.05 for additional eligibility requirements.

         (b) Amount of Employer Matching Contribution. The Employer Matching Contribution shall equal the lesser of 20% of the Participant's Pre-Tax Contributions made during the calendar month or 20% of the Participant's first 6% of Compensation for such month (1.2% of Compensation).

         (c) Qualifying Employer Securities. The Employer Matching Contributions are intended to be comprised primarily of Qualifying Employer Securities (i.e., Company Stock). It is hereby expressly provided that the Plan may acquire and hold Qualifying Employer Securities.

5.02     Qualified Nonelective Contributions.

         In the sole discretion of the Employer, an additional Employer Contribution may be made to the Plan which shall be known as a "Qualified Nonelective Contribution." Such contribution shall be made in order to satisfy the requirements of Article 12, and shall be allocated to the Qualified Nonelective Contribution Accounts of those Non-highly Compensated Employees selected by the Committee at the time such Qualified Nonelective Contribution is made, or as soon thereafter as possible. See Section 3.01(b)(2) and Section 5.05 for additional eligibility requirements.

5.03     Form and Timing of Contributions.

         (a) Employer Contributions shall be made in cash or in Qualifying Employer Securities. Employer Matching Contributions shall be delivered to the Trustee as soon as administratively feasible but no later than the date prescribed by the Code for filing the Employer's federal income tax return, including authorized extensions. Qualified Nonelective Contributions shall be delivered to the Trustee on or before the last day of the twelfth month following the close of the Plan Year to which the contribution relates. This paragraph (a) is effective January 1, 1999.

         (b) Except as provided in this Section 5.03, all Employer Contributions shall be irrevocable, shall never inure to the benefit of any Employer, shall be held for the exclusive purpose of providing benefits to Participants and their Beneficiaries (and contingently for defraying reasonable expenses of administering the Plan), and shall be held and distributed by the Trustees only in accordance with this Plan.

         (c) Upon an Employer's request and to the extent permitted by the Code and other applicable laws and regulations thereunder, a contribution which was made by a mistake in fact, or conditioned upon the initial qualification of the Plan under Code Section 401(a) or upon the deductibility of the contribution under Section 404 of the Code, shall be returned to the Employer within one year after the payment of the contribution, the denial of the Plan's initial qualification, or the disallowance of the deduction (to the extent disallowed), whichever is applicable. All contributions to this Plan are expressly conditioned on the deductibility of such contributions under Code Section 404.

5.04     Forfeitures.

         Forfeitures shall first be applied to restore amounts previously forfeited pursuant to Section 7.05(c). Next, forfeitures shall be used to pay expenses of the Plan which may be paid by the Plan in accordance with the provisions of ERISA. Thereafter any remaining forfeitures shall be allocated on the last day of the Plan Year (unless the Committee directs an earlier allocation) equally on a per capita basis among the Employer Matching Contribution Accounts of all Participants who made an Elective Deferral during the Plan Year in which the forfeitures are allocated. See Section 7.05 to determine when a forfeiture of a Participant's Account occurs. See Section 3.01(b)(2) and Section 5.05 for additional eligibility requirements. This Section
         5.04 shall be effective January 1, 1999.

5.05     Eligibility to Share in Employer Contributions and Forfeitures.

         See Section 3.01(b)(2) for age and service requirements that an Eligible Employee must satisfy as a condition to receiving an Employer Contribution or sharing in the allocation of any forfeiture. An Eligible Employee who has satisfied the requirements of Section 3.01(b)(1) (eligibility to make Pre-Tax Contributions) but not Section 3.01(b)(2) may make Pre-Tax Contributions (subject to the terms of the Plan) but shall not be eligible to receive an Employer Matching Contribution on such Pre-Tax Contribution or any other Employer Contribution or allocation of forfeitures.

                                    ARTICLE 6

                            ACCOUNTS AND ALLOCATIONS

6.01     Participant Accounts.

         (a) Individual Account Plan. This Plan is an "individual account plan," as that term is used in ERISA. A separate Account shall be maintained for each Participant, Former Participant or Beneficiary, so long as he has an interest in the Trust Fund.

         (b) Sub-Accounts. Each Account shall be divided (as appropriate) into the following parts and sub-parts:

                  (1) The Pre-Tax Contribution Account, which shall reflect Pre-Tax Contributions contributed to this Plan and any Adjustments thereto.

                  (2) The Employer Matching Contribution Account, which shall reflect Employer Matching Contributions contributed to this Plan and any Adjustments thereto.

                  (3) The Prior Employer Account, which shall reflect assets transferred to this Plan directly from a trustee of another Qualified Plan to the Trustee of this Plan (and Adjustments thereto). The Prior Employer Account shall be further divided into such additional sub-portions as the Committee deems necessary or appropriate to maintain, including assets contributed to the Qualified Plan as pre-tax contributions, after-tax contributions, employer matching contributions, rollover contributions, etc. To the extent deemed appropriate, portions or sub-portions of this Account may be allocated to and held in other Accounts. For example, pre-tax contributions transferred to this Plan from another Qualified Plan, may be allocated to and held as part of the Pre-Tax Contribution Account.

                  (4) The Rollover Account, which shall reflect the value of all investments derived from the Participant's Rollover Contributions under this Plan and any Adjustments thereto.

                  (5) The Qualified Nonelective Contribution Account, which shall reflect Qualified Nonelective Contributions contributed to this Plan and any Adjustments thereto.

                           In addition, the Committee may divide such sub-accounts into such additional sub-portions as the Committee deems to be necessary or advisable under the circumstances or to establish other accounts or sub-accounts as needed.

         (c) Value of Account as of Valuation Date. As of each Valuation Date, each Participant's Account shall equal:

                  (1) his total Account as determined on the immediately preceding Valuation Date, plus

                  (2) his Pre-Tax Contributions added to his Account since the immediately preceding Valuation Date, plus

                  (3) his Employer Contributions added to his Account since the immediately preceding Valuation Date, plus

                  (4) his Rollover Contributions or amounts transferred to this Plan from the trustee of another Qualified plan and which were added to his Account since the immediately preceding Valuation Date, minus

                  (5) his Distributions, if any, since the immediately preceding Valuation Date, plus or minus

                  (6)      his allocable share of Adjustments.

6.02     Allocation of Adjustments.

         The Adjustment for each Investment Fund shall be calculated as of each Valuation Date. The Adjustment for a given Investment Fund shall be allocated to each Account invested in such Investment Fund in the proportion that each such Account bears to the total of all such Accounts. Such Valuation shall occur prior to the allocation of Employer Contributions, Pre-Tax Contributions, Rollover Contributions and transfers to this Plan from the trustee of another Qualified plan but after taking into account all Distributions since the prior Valuation Date.

6.03     Allocation of Dividends.

         Any cash or stock dividend received on shares of Company Stock allocated to a Participant's Company Stock Fund shall be allocated to such Participant's Company Stock Fund.

6.04     Adjustment Attributable to Plan Loans.

         The Adjustment that is allocable to the Participant's directed investment of his loan shall be the interest payments made by the Participant with respect to such loan since the immediately preceding Valuation Date.

6.05     Plan Expenses.

         The Committee may direct that expenses attributable to general Plan administration be allocated among the Accounts of all Participants (other than the Company Stock Fund) in proportion to their Account balances.

6.06     Investment Funds and Elections.

         (a) Election of Investment Funds. Each Participant shall direct, following such procedures as may be specified by the Committee, to have his Pre-Tax Contribution Account, Prior Employer Contribution Account, Rollover Account and Qualified Nonelective Contribution Account allocated or reallocated among the Investment Funds.

         (b) Initial Investment Direction. Effective January 1, 1999, a Participant's initial investment election must allocate his entire Account in 1% increments among the Investment Funds, as of the date of the directive, and all subsequent contributions to each sub-account for so long as the election remains in effect. For a period of time prior to January 1, 1999, allocations among the Investment Funds were made in 10% increments. An Employee who fails to make a proper investment election by the deadline established by the Committee for such purpose, shall be deemed to have elected the "Default Enrollment Election" which allocates 100% of his Account in the Default Fund (i.e., the Fixed Income Fund or other Investment Fund which, in the opinion of the Committee, best preserves the principal amount of the Participant's Account). Furthermore, effective January 1, 1999, the initial investment of each newly eligible Participant's Account shall automatically be made to the Default Fund until such Participant directs the investment of his or her Account.

         (c) Subsequent Elections. Investment elections will remain in effect until changed by a new election. Effective January 1, 1999, new elections may be made in 1% increments by a Participant once each calendar month (and effective April 1, 2001, changes may be made on a daily basis) and shall be effective as of the date the investment directive is delivered to the Committee (or its designee), pursuant to the rules and regulations established by the Committee and which are applied in a consistent and nondiscriminatory manner. For a period of time prior to January 1, 1999, a Participant may make a new election to modify his investment elections in 10% increments once each calendar quarter. New elections may change future allocations to the Participant's Account, may reallocate between the Investment Funds any amounts previously credited to the Participant's Account, or may leave the allocation of such prior amounts unchanged.

         (d) Investment Options. The Committee shall select such Investment Funds as are deemed appropriate and shall notify affected Participants of such Investment Funds. The Committee may modify, eliminate or select new Investment Funds from time to time and shall notify affected Participants of such changes and solicit new investment elections, if appropriate.

         (e) Company Stock Fund. A Participant's Employer Matching Contribution Account shall consist primarily of Company Stock. Company Stock shall be held in the Participant's Company Stock Fund. Participants may not direct the investment of their Company Stock Fund and may not direct the Trustee to transfer other contributions (e.g., Pre-Tax Contributions, etc.) to the Company Stock Fund.

6.07     Errors.

         Where an error or omission is discovered in any Participant's Account, the Committee shall make appropriate corrective adjustments as of the end of the Plan Year in which the error or omission is discovered. If it is not practical to correct the error retroactively, then the Committee shall take such action in its sole discretion as may be necessary to make such corrective adjustments, provided that any such actions shall treat similarly situated Participants alike and shall not discriminate in favor of Highly Compensated Employees.

                                    ARTICLE 7

                                     VESTING

7.01     Termination Date On or After Age 65.

         A Participant who has a Termination Date on or after attaining age 65 shall be 100% vested in his Account. Such Account will be distributed on the date and in the form specified in Article 8.

7.02     Permanent Disability.

         A Participant who has a Termination Date on account of Permanent Disability shall become 100% vested in his Account as of the date of such Permanent Disability and shall be entitled to a Distribution of his Account on the date and in the form specified in Article 8.

7.03     Death.

         A Participant who has a Termination Date on account of death shall become 100% vested in his Account. The Participant's Beneficiary shall receive a Distribution of such Account on the date and in the form specified in Article 8.

7.04     Other Termination Date.

         (a) In General. For any reason other than a Termination Date on or after age 65, Permanent Disability or death, the Participant shall be entitled to the vested portion of his Account, which shall be distributed on the date and in the form specified in
                  Article 8.

         (b) 100% Vesting in Certain Sub-Accounts. A Participant shall always be one hundred percent (100%) vested in his Pre-Tax Contribution Account, Qualified Nonelective Contribution Account, and Rollover Account.

         (c) Three Year Vesting For Certain Sub-Accounts. Any Participant who has three or more Years of Credited Service shall be 100% vested in his Employer Matching Contribution Account. If a Participant has less than three Years of Credited Service at the time he has a Termination Date, the Participant shall forfeit all amounts held in his Employer Matching Contribution Account.

         (d) Prior Employer Account. See Schedule C for the vesting provisions applicable to a Participant's Prior Employer Account.

         (e) Forfeiture. That portion of the Participant's Account which is not vested upon the Participant's Termination Date shall be forfeited in accordance with Section 7.05.

7.05     Forfeitures.

         (a) No Distribution of Account Prior to Break in Service. A Participant who has a Termination Date but who does not receive a Distribution of his vested Account prior to incurring a Break in Service shall, upon incurring the Break in Service, forfeit the non-vested portion of his Account. If the terminated Participant resumes Employment with the Employer prior to incurring a Break in Service, then the Participant's entire Account, unreduced by any forfeiture, shall become his beginning Account on the date he resumes participation in the Plan.

         (b) Distribution of Vested Account Prior to Break in Service. A Participant who has a Termination Date and receives a Distribution of his entire vested Account prior to incurring a Break in Service, shall, upon such Distribution, forfeit the non-vested portion of his Account. A Participant who is not vested in his Account shall be deemed to have received a Distribution of his entire vested account upon his Termination Date and the Participant's non-vested Account shall be immediately forfeited.

         (c) Repayment of Account; Restoration of Non-Vested Account. Except as provided below, a Participant who is re-hired by the Employer shall have the right to repay to the Plan the portion of the Participant's Account which was previously distributed to him. In the event the Participant repays the entire Distribution he received from the Plan, the Employer shall restore the non-vested portion of the Participant's Account. A Participant's Account shall first be restored, to the extent possible, out of forfeitures under the Plan in the Plan Year in which he was reemployed. To the extent such forfeitures are insufficient to restore the Participant's Account, restoration shall be made from Employer Contributions. A Participant who was deemed to have received a Distribution of his vested Account (see subsection (b) above) shall be deemed to have repaid such vested Account if such Participant is rehired before incurring a Break in Service.

         (d) Restrictions of Repayment Account. Notwithstanding anything to the contrary in this Plan, a Participant shall not have the right to repay to the Plan the portion of his Account which was previously distributed to him after any of the following events: (i) the Participant incurs a Break in Service before returning to Employment, (ii) the Participant fails to repay the prior Distribution within five years after the Participant is re-employed by the Employer, or (iii) the Participant received a Distribution of his entire Account balance at the time of such earlier Distribution.

         (e) Allocation of Forfeitures. See Section 5.04 for the allocation of forfeitures.

                                    ARTICLE 8

                                  DISTRIBUTIONS

8.01     Commencement of Distribution.

         (a) Termination of Employment. If a Participant has a Termination Date other than on account of death, the Participant's Account will commence to be distributed as soon as administratively feasible following the Committee's receipt of the Participant's written request for a Distribution, but in no event later than 60 days following the end of the Plan Year in which such Participant requests a Distribution of his Account. Such request shall be made on a form provided by the Committee. See Section 8.01(c) for circumstances where the Participant's consent to a Distribution is not required. This paragraph (a) is effective January 1, 1999.

         (b) Death. If a Participant has a Termination Date on account of death, the Participant's Account shall be distributed within 90 days after the Participant's death unless the particular facts and circumstances require a longer waiting period. However, if the Spouse is the Participant's Beneficiary, the Spouse may delay the distribution of the Participant's Account until the latest date possible under Section 8.05 (relating to mandatory distributions upon attaining age 70-1/2).

         (c) Consent of Participant. A Participant's consent to a Distribution of his Account shall not be required in the circumstances described below, and the Committee shall direct the Trustee to distribute the Participant's Account as provided below:

                  (1) Account Less Than $5,000. If the Participant's vested Account balance is less than or equal to $5,000 at the time of the Distribution, such Account will be distributed in a lump sum no later than 60 days after the end of the Plan Year in which such Termination Date occurred. This provision is effective January 1, 1998.

                  (2)      Age 70-1/2. If a distribution is required under
                           Section 8.05 (relating to mandatory distributions for Participants age 70-1/2), the Participant's Account will be distributed as provided in such Section.

                  (3) Termination Date On or After Age 65. If a Participant has incurred a Termination Date and is age 65 or older, the Plan shall begin distribution of the Participant's Account no later than 60 days following the end of the Plan Year in which the Participant attains age 65 or, if later, within 60 days following the end of the Plan Year in which the Participant has a Termination Date.

         (d) Hardship Withdrawals. Hardship withdrawals (see Article 9) shall commence no later than ninety (90) days after such request is approved by the Committee.

         (e) Committee Direction to Trustee. The Committee shall issue directions to the Trustee concerning the recipient and the distribution date of benefits which are to be paid from the Trust pursuant to the Plan.

         (f) Committee Guidelines. The Committee may establish for administrative purposes, uniform and nondiscriminatory guidelines concerning the commencement of benefits.

8.02     Method of Distribution.

         (a) Lump Sum Payment. Distribution of the Participant's Account will be made in a lump sum cash amount. However, see Schedule C for other optional distribution forms that may be applicable to the Participant's Prior Employer Account.

         (b) Form of Payment. Distributions shall be in cash. However, if the value of the vested Qualifying Employer Securities that are allocated to the Participant's Account equals or exceeds $1,000, the Participant shall have the option of receiving whole shares of such Qualifying Employer Securities in lieu of cash. Fractional shares, if any, shall be paid in cash. Notwithstanding the foregoing, any in-service withdrawals shall be paid in cash.

8.03     Payment to Minors and Incapacitated Persons.

         In the event that any amount is payable to a minor or to any person who, in the judgment of the Committee, is incapable of making proper disposition thereof, such payment shall be made for the benefit of such minor or such person in any of the following ways as the Committee, in its sole discretion, shall determine:

         (a) By payment to the legal representative of such minor or such person;

         (b)      By payment directly to such minor or such person;

         (c) By payment in discharge of bills incurred by or for the benefit of such minor or such person. The Trustee shall make such payments as directed by the Committee without the necessary intervention of any guardian or like fiduciary, and without any obligation to require bond or to see to the further application of such payment. Any payment so made shall be in complete discharge of the Plan's obligation to the Participant and his Beneficiaries.

8.04     Application for Benefits.

         The Committee may require a Participant or Beneficiary to complete and file with the Committee certain forms as a condition precedent to the payment of benefits. The Committee may rely upon all such information given to it, including the Participant's current mailing address. It is the responsibility of all persons interested in distributions from the Trust Fund to keep the Committee informed of their current mailing addresses.

8.05     Special Distribution Rules.

         (a) To the extent that the distribution rules described in this Section provide a limitation upon distribution rules stated elsewhere in this Plan, the distribution rules stated in this Section shall take precedence over such conflicting rules. However, under no circumstances shall the rules stated in this Section be deemed to provide distribution rights to Participants or their Beneficiaries which are more expansive or greater than the distribution rights stated elsewhere in this Plan. For example, if the only distribution method permitted under the Plan is a lump sum, then distributions under this Section 8.05 may only be made in a lump sum. In addition, if the Plan requires distributions to commence at age 65 for Participants who have terminated Employment, distributions must commence at age 65 and may not be delayed to age 70-1/2.

         (b) In no event may the distribution of a Participant's Account commence later than April 1 following the calendar year in which the Participant attains age 70-1/2. However, if a Participant is not a 5% owner of an Employer (as defined in Code Section 401(a)(9) and the Treasury Regulations thereunder), such Participant's Retirement Income shall commence no later than April 1 following the calendar year in which he terminates his Employment. (The applicable commencement date described above, is referred to as the "required beginning date")." Notwithstanding the preceding distribution requirements, a distribution on behalf of any Participant may be made in accordance with a benefit payment election executed before January 1, 1984 in a manner that satisfies the requirements of the transitional rule of Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982.

         (c) The entire account balance of each Participant shall be distributed, beginning not later than the required beginning date, in a single lump sum.

                  The initial distribution shall be based on the Participant's account balance as of the December 31 preceding the required beginning date. During the calendar year which begins after the required beginning date (and in each calendar year thereafter), the Participant's entire account balance shall be distributed in a single lump sum based on the value of such account balance as of the first day of such calendar year.

         (d) If a Participant dies before distribution of the Participant's Account has begun in accordance with paragraph (c) above, the Participant's entire vested Account must be distributed in a lump sum within 90 days of the Participant's death unless the Participant's Account is payable to or for the benefit of his Spouse. If the Beneficiary is the Participant's Spouse, the Spouse may delay a lump sum distribution of the Participant's Account until the date on which the Participant would have attained age 70-1/2.

         (e) Notwithstanding anything to the contrary herein, distributions under the Plan will comply with Treasury Regulations issued under Code Section 401(a)(9) and any other provisions reflecting Code Section 401(a)(9) as prescribed by the Commissioner of the Internal Revenue Service.

8.06     Distributions Pursuant to Qualified Domestic Relations Orders.

         Notwithstanding anything to the contrary in this Plan, a "qualified domestic relations order", as defined in Code Section 414(p), may provide that any amount to be distributed to an alternate payee may be distributed immediately even though the Participant is not yet entitled to a distribution under the Plan. The intent of this Section is to provide for the distribution of benefits to an alternate payee as permitted by Treasury Regulation 1.401(a)-13(g)(3).

8.07     Direct Rollovers.

         (a) In General. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the Distributee in a direct rollover.

          (b)     Definitions.

                  Eligible Rollover Distribution. An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include (i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; (ii) any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; (iii) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and (iv) effective as of January 1, 2000, hardship withdrawals as defined in Code Section 401(k)(2)(B)(i)(IV) which are attributable to the Participant's Pre-Tax Contributions.

                  Eligible Retirement Plan. An Eligible Retirement Plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in
                  Section 408(b) of the Code, an annuity plan described in
                  Section 403(a) of the Code, or a qualified trust described in
                  Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                  Distributee. A Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is an alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

                  Direct Rollover. A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

         (c) Waiver of 30-day Notice. If a distribution is one to which Sections 401(a)(11) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than 30 days after the notice required under section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

                  (1) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                  (2) the Participant, after receiving the notice, affirmatively elects a distribution.

8.08     Participant Withdrawals After Age 59-1/2.

         At any time after a Participant attains age 59-1/2, the Participant may elect to withdraw a part or all of his vested Account (including any earnings thereon). In no event shall a Participant be permitted to repay the amount of his or her in-service withdrawal. If the Participant withdraws only a portion of his vested Account, the Committee shall determine (in a nondiscriminatory manner) the source of the Accounts and Investment Funds from which the withdrawal shall be made.

                                    ARTICLE 9

                           HARDSHIP WITHDRAWALS; LOANS

9.01     Hardship Withdrawal of Account.

         (a) In General. Any Participant may request the Committee to distribute to him part or all of his vested Account (other than amounts held in the Participant's Qualified Nonelective Contribution Account, amounts used as collateral for a Participant loan and certain earnings on the Participant's Account as provided below). The Committee shall determine (in a nondiscriminatory manner) the source of the Accounts (other than the Accounts and amounts identified above) and Investment Funds from which the withdrawal shall be made.

         (b) No Distribution of Earnings. Income or gain that is allocated to the Participant's Pre-Tax Contribution Account may not be distributed in a hardship withdrawal.

9.02     Definition of Hardship.

         Hardship shall mean an immediate and heavy financial need experienced by reason of:

         (a) Expenses of any accident to or sickness of such Participant, his Spouse or his dependents or expenses necessary to provide medical care for such Participant, his Spouse or his dependents;

         (b)      Purchase of a primary residence for such Participant;

         (c) Payment of tuition and related educational fees for the next twelve months of post-secondary education for the Participant, his Spouse, children or dependents;

         (d) The need to prevent the eviction of the Participant from his principal residence or foreclosure on the Participant's principal residence; or

         (e) Other financial hardships as permitted by Treasury Regulations or other regulatory or judicial authority and approved by the Committee.

9.03     Maximum Hardship Distribution.

         A hardship distribution cannot exceed the amount required to meet the immediate financial need created by the hardship (after taking into account applicable federal, state, or local income taxes and penalties) and not reasonably available from other resources of the Participant. In order to ensure compliance with this requirement, the Committee may require the Participant to satisfy any or all of the provisions described below in
         (a), (b), or (c) below as a condition precedent to the Participant receiving a hardship distribution:

         (a) No Other Sources Available. Certification by the Participant on a form provided by the Committee for such purpose that the financial need cannot be relieved (1) through reimbursement or payment by insurance; (2) by reasonable liquidation of the Participant's assets; (3) by ceasing Pre-Tax Contributions under the Plan; (4) by other in-service distributions (including loans) under the Plan and under any other plan maintained by the Employer; or (5) by borrowing from commercial lenders on reasonable commercial terms.

         (b) Receipt of all Distributions Available; Suspension of Future Contributions. Receipt by the Participant of all distributions that he is eligible to receive (including loans) under this Plan and under any other plan maintained by the Employer.

                  In addition, the Participant must agree to the following limitations and restrictions:

                  (1) The Participant's Pre-Tax Contributions shall automatically be suspended beginning on the first payroll period that commences after such Participant requests and receives a hardship distribution. Such Participant may resume making Pre-Tax Contributions only on the first day of a calendar month which is at least 12 months after the effective date of such suspension and only after informing the Committee in writing at least 30 days (or such lesser time as specified by the Committee) prior to the date on which the Pre-Tax Contributions are to resume. Hardship distributions made on or after January 1, 2002 shall result in a 6 month suspension rather than a 12 month suspension.

                  (2) The maximum Pre-Tax Contribution the Participant may make for the calendar year following his hardship distribution shall be reduced by the amount of Pre-Tax Contributions made by the Participant during the calendar year in which he received his hardship distribution. This subparagraph (2) shall not be effective on or after January 1, 2002.

                  (3) The Participant shall be prohibited under a legally enforceable agreement from making an employee contribution to any other plan maintained by the Employer for at least 12 months after the receipt of the hardship distribution. For this purpose, the phrase "any other plan" includes all qualified and nonqualified plans of deferred compensation, stock option plans and stock purchase plans. It does not include a health or welfare plan including one that is part of a section 125 cafeteria plan. Effective for hardship distributions made on or after January 1, 2002, the 12 month restriction described above shall become a 6 month restriction.

9.04     Procedure to Request Hardship.

         The request to receive a hardship distribution shall be made on such forms and following such procedures as the Committee may prescribe from time to time. Under no circumstances shall the Committee permit a Participant to repay to the Plan the amount of any withdrawal by a Participant under this Section.

9.05     Authority to Establish Loan Program.

         The Committee is authorized and directed to administer the loan program.

9.06     Eligibility for Loans.

         Loans shall be available to all Participants on a reasonably equivalent basis. For the purposes of receiving a loan, the term "Participant" shall include any Former Participant who is a "party in interest" as defined in Section 3(14) of ERISA.

9.07     Loan Amount.

         (a)      Minimum Loan. No loan of less than $1,000 will be made.

         (b) Maximum Loan. A loan to any Participant (determined immediately after the origination of the loan) shall not exceed the lesser of:

                  (1) Fifty percent (50%) of the Participant's vested balance in his Account as of the Valuation Date with respect to which the loan is processed; or

                  (2) $50,000, reduced by the excess (if any) of (A) the highest outstanding balance of loans from the Plan during the one-year period ending on the day before the date on which such loan was made, over (B) the outstanding loan balance of loans from the Plan on the date on which the loan was made.

9.08     Maximum Number of Loans.

         No more than one loan may be made outstanding to any Participant at any time.

9.09     Assignment of Account.

         Each loan shall be supported by the Participant's promissory note for the amount of the loan, including interest, payable to the order of the Trustee. In addition, each loan shall be supported by an assignment of the Participant's right, title and interest in and to his Account equal to the amount of the loan and shall be supported by any other reasonable security required by the Trustee.

9.10     Interest.

         Interest shall be charged on any such loan at a rate established from time to time by the Trustee provided such rate is equivalent to a rate that would be charged by a commercial lender for a similar loan.

9.11     Term of Loan.

         The maximum repayment term of any loan is five years unless the loan is used to acquire any dwelling unit which within a reasonable time after the loan is made is to be used as the principal residence of the Participant. The maximum repayment term for a loan used to acquire a dwelling unit shall be a reasonable time, as determined by the Committee, that may exceed five years but shall not exceed fifteen years. Except for Former Participants described in Section 9.06, the term of the loan may not extend beyond the Participant's Termination Date. The Committee may, in its discretion, establish a shorter repayment term than the maximum repayment term otherwise permitted under the Plan.

9.12     Level Amortization.

         Each loan shall provide for level amortization with payments to be made at such regular intervals as the Committee determines in its discretion, but not less frequently than once every three months over the term of the loan. Loans to Participants in active Employment shall be repaid through payroll deductions and the Participant shall be required to authorize such payroll deduction as a condition to receiving the loan.

9.13     Directed Investment.

         A Participant who requests a loan shall be deemed to have directed the Committee to invest assets held in his Account by the amount of the loan, and until such loan is repaid, such loan shall be considered a directed investment of the Participant's Account hereunder. The Plan monies which are used to fund the Participant loan shall be withdrawn from the Participant's Account in the following order (and principal and interest loan repayments shall be added back to such Accounts in the same order):

         (a)      the Pre-Tax Contribution Account;

         (b)      the Rollover Account;

         (c)      the Qualified Nonelective Contribution Account; and

         (d)      the Prior Employer Account.

         Within each such Account the monies which are used to fund the Participant loan shall be withdrawn on a pro rata basis according to the value of the Investment Funds in which such Account was invested. Principal and interest payments on the loan will be allocated to the Participant's Investment Funds according to the Participant's investment election at the time of the payment. Prior to January 1, 1999, loans could also be made from a Participant's Employer Matching Contribution Account. If a loan was made out of the Participant's Employer Matching Contribution Account, repayment of principal and interest attributable to such Account shall be allocated to the Participant's Company Stock Fund.

         This Section 9.13 shall be effective January 1, 1999.

9.14     Other Requirements.

         (a) All loans issued to a married Participant pursuant to this Plan on or after January 1, 1999 shall require the consent of the Participant's Spouse. Such consent shall authorize the Committee to default the loan and, when a distributable event has occurred, foreclose on the loan pursuant to the loan documents and loan guidelines without additional notice to or consent by the Participant or the Participant's Spouse. Such consent by the Spouse married to the Participant at the time the loan is processed shall also apply to any future Spouse of the Participant. Additionally, no current or future spousal consent is required if the Participant was not married at the time the loan was processed. Effective ninety (90) days after the effective date described in Section XIII of Schedule C, spousal consent will no longer be required to obtain a loan from the Plan.

         (b) The Committee may establish such additional guidelines and rules as it deems necessary. Such guidelines and rules are hereby incorporated by reference in the Plan. The Committee may amend or modify the loan application, loan guidelines and loan rules as it deems necessary to carry out the provisions of this Article Nine (including retroactive amendments).

         (c)      This Section 9.14 is effective January 1, 1999.

9.15     Distribution of Loan.

         Loan proceeds will be distributed as soon as practicable after the loan is approved and after the Participant completes all documentation necessary to make such loan.

9.16     Suspension of Loan Repayments During Military Service

         Loan repayments will be suspended under this Plan as permitted under Code Section 414(u)(4) (e.g., suspension of loan repayments during a Participant's periods of military service as defined in Code Section 414(u)).

                                   ARTICLE 10

                           ADMINISTRATION OF THE PLAN

10.01    Named Fiduciaries.

         The following parties are named as Fiduciaries of the Plan and shall have the authority to control and manage the operation and administration of the Plan:

         (a)      The Company;

         (b)      The Board;

         (c)      The Trustee;

         (d)      The Committee.

         The Fiduciaries named above shall have only the powers and duties expressly allocated to them in the Plan and in the Trust Agreement and shall have no other powers and duties in respect of the Plan; provided, however, that if a power or responsibility is not expressly allocated to a specific named fiduciary, the power or responsibility shall be that of the Company. No Fiduciary shall have any liability for, or responsibility to inquire into, the acts and omissions of any other Fiduciary in the exercise of powers or the discharge of responsibilities assigned to such other Fiduciary under this Plan or the Trust Agreement.

10.02    Board of Directors.

         (a) The Board or the Compensation and Stock Option Committee shall have the following powers and duties with respect to the Plan:

                  (1) to appoint and remove the members of the Committee as provided herein; and

                  (2) to terminate the Plan in whole or in part pursuant to the procedures provided hereunder.

         (b) The Compensation and Stock Option Committee of the Board shall have the power to amend any or all of the provisions of the Plan. (However, see 10.04(c) for certain amendment powers granted to the Committee).

         (c) The Board shall have no other responsibilities with respect to the Plan.

10.03    Trustee.

         The Trustee shall exercise all of the powers and duties assigned to the Trustee as set forth in the Trust Agreement. The Trustee shall have no other responsibilities with respect to the Plan.

10.04    Committee.

         (a) A Committee of one or more individuals shall be appointed by and serve at the pleasure of the Board or its Compensation and Stock Option Committee to administer the Plan. Any Participant, officer, or director of the Employer shall be eligible to be appointed a member of the Committee and all members shall serve as such without compensation. Upon termination of his employment with the Employer, or upon ceasing to be an officer or director, if not an employee, he shall cease to be a member of the Committee. The Board or its Compensation and Stock Option Committee shall have the right to remove any member of the Committee at any time, with or without cause. A member may resign at any time by written notice to the Committee and the Board or its Compensation and Stock Option Committee. If a vacancy in the Committee should occur, a successor shall be appointed by the Board or its Compensation and Stock Option Committee. The Committee shall by written notice keep the Trustee notified of current membership of the Committee, its officers and agents. The Committee shall furnish the Trustee a certified signature card for each member of the Committee and for all purposes hereunder the Trustee shall be conclusively entitled to rely upon such certified signatures.

         (b) The Board or its Compensation and Stock Option Committee shall appoint a Chairman and a Secretary from among the members of the Committee. All resolutions, determinations and other actions shall be by a majority vote of all members of the Committee. The Committee may appoint such agents, who need not be members of the Committee, as it deems necessary for the effective performance of its duties, and may delegate to such agents such powers and duties, whether ministerial or discretionary, as the Committee deems expedient or appropriate. The compensation of such agents shall be fixed by the Committee; provided, however, that in no event shall compensation be paid if such payment violates the provisions of Section 408 of the Act and is not exempted from such prohibitions by Section 408 of the Act.

         (c) The Committee shall have complete control of the administration of the Plan with all powers necessary to enable it to properly carry out the provisions of the Plan. In addition to all implied powers and responsibilities necessary to carry out the objectives of the Plan and to comply with the requirements of the Act, the Committee shall have the following specific powers and responsibilities:

                  (1) To construe the Plan and Trust Agreement and to determine all questions arising in the administration, interpretation and operation of the Plan;

                  (2) To decide all questions relating to the eligibility of Employees to participate in the benefits of the Plan and Trust Agreement;

                  (3) To determine the benefits of the Plan to which any Participant, Beneficiary or other person may be entitled;

                  (4) To keep records of all acts and determinations of the Committee, and to keep all such records, books of accounts, data and other documents as may be necessary for the proper administration of the Plan;

                  (5) To prepare and distribute to all Plan Participants and Beneficiaries information concerning the Plan and their rights under the Plan, including, but not limited to, all information which is required to be distributed by the Act, the regulations thereunder, or by any other applicable law;

                  (6) To file with the Secretary of Labor such reports and additional documents as may be required by the Act and regulations issued thereunder, including, but not limited to, summary plan description, modifications and changes, annual reports, terminal reports and supplementary reports;

                  (7) To file with the Secretary of the Treasury all reports and information required to be filed by the Internal Revenue Code, the Act and regulations issued under each;

                  (8) To do all things necessary to operate and administer the Plan in accordance with its provisions and in compliance with applicable provisions of federal law;

                  (9) To amend certain portions of this Plan as specifically delegated to the Committee in this Plan (e.g., any Schedule authorizing Affiliated Sponsors to participate in the Plan, etc.), to amend the Plan to comply with changes in law recommended by legal counsel that are necessary to maintain the tax qualified status of the Plan and to make other amendments to the Plan that do not materially increase the costs associated with the plan;

                  (10)     to appoint and remove the Trustee(s); and

                  (11) to adopt procedures for providing adequate notice in writing to any Participant or Beneficiary whose claim for benefits under the Plan is denied, which notice shall set forth the specific reasons for such denial (written in a manner calculated to be understood by the Participant or Beneficiary); and to provide a procedure for affording a reasonable opportunity to any Participant or Beneficiary whose claim for benefits has been denied, a full and fair review by the Committee of the decision denying the claim.

         (d) To enable the Committee to perform its functions, the Employer shall supply full and timely information of all matters relating to the compensation and length of service of all Participants, their retirement, death or other cause of termination of employment, and such other pertinent facts as the Committee may require. The Committee shall advise the Trustee of such facts and issue to the Trustee such instructions as may be required by the Trustee in the administration of the Plan. The Committee and the Employer shall be entitled to rely upon all certificates and reports made by a Certified Public Accountant selected or approved by the Employer. The Committee, the Employer and its officers and the Trustee, shall be fully protected in respect of any action suffered by them in good faith in reliance upon the advice or opinion of any accountant or attorney, and all action so taken or suffered shall be conclusive upon each of them and upon all other persons interested in the Plan.

10.05    Standard of Fiduciary Duty.

         Any Fiduciary, or any person designated by a Fiduciary to carry out fiduciary responsibilities with respect to the Plan, shall discharge his duties solely in the interests of the Participants and Beneficiaries for the exclusive purpose of providing them with benefits and defraying the reasonable expenses of administering the Plan. Any Fiduciary shall discharge his duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matter would use in the conduct of an enterprise of a like character and with like aims. Any Fiduciary shall discharge his duties in accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with the provisions of the Act. Notwithstanding any other provisions of the Plan, no Fiduciary shall be authorized to engage in any transaction which is prohibited by Sections 408 and 2003(a) of the Act or Section 4975 of the Code in the performance of its duties hereunder.

10.06    Claims Procedure.

         Any Participant, Former Participant, Beneficiary, or Spouse or authorized representative thereof (hereinafter referred to as "Claimant"), may file a claim for benefits under the Plan by submitting to the Committee a written statement describing the nature of the claim and requesting a determination of its validity under the terms of the Plan. Effective January 1, 2002, all applications for benefits must be submitted within the "applicable limitations period." The "applicable limitations period" shall be two years, beginning on (i) the date on which the payment was made, or (ii) for all other claims, the date on which the action complained or grieved of occurred. Within sixty (60) days after the date such claim is received by the Committee, it shall issue a ruling with respect to the claim.

         If special circumstances require an extension of time for processing, the Committee shall send the Claimant written notice of the extension prior to the termination of the 60-day period. In no case, however, shall the extension of time delay the Committee's decision on such appeal request beyond one hundred twenty (120) days following receipt of the actual request.

         If the claim is wholly or partially denied, written notice shall be furnished to the Claimant, which notice shall set forth in a manner calculated to be understood by the Claimant:

         (a)      The specific reason or reasons for denial;

         (b) Specific reference to pertinent Plan provisions on which the denial is based;

         (c) A description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why such material or information is necessary; and

         (d)      An explanation of the claims review procedures.

         Any Claimant whose claim for benefits has been denied, may appeal such denial by resubmitting to the Committee a written statement requesting a further review of the decision within sixty (60) days of the date the Claimant receives notice of such denial. Such statement shall set forth the reasons supporting the claim, the reasons such claim should not have been denied, and any other issues or comments which the Claimant deems appropriate with respect to the claim.

         If the Claimant shall request in writing, the Committee shall make copies of the Plan documents pertinent to his claim available for examination of the Claimant.

         Within sixty (60) days after the request for further review is received, the Committee shall review its determination of benefits and the reasons therefor and notify the Claimant in writing of its final decision.

         If special circumstances require an extension of time for processing, the Committee shall send the Claimant written notice of the extension prior to the termination of the 60-day period. In no case, however, shall the extension of time delay the Committee's decision on such appeal request beyond one hundred twenty (120) days following receipt of the actual request.

         Such written notice shall include specific reasons for the decision, written in a manner calculated to be understood by the Claimant, with specific references to the pertinent Plan provisions on which the decision is based. The decision of the Committee on any claim for benefits shall be final and conclusive upon all persons, and a Participant, or his Beneficiary or legal representative, shall not be permitted to bring suit at law or equity on an application without first exhausting the remedies available hereunder.

         Effective January 1, 2002, no action at law or in equity to recover under this Plan shall be commenced later than one year from the date of the decision on review (or if no decision is furnished within 120 days of receipt of the request for review, one year after the 120th day after receipt of the request for review).

10.07    Indemnification of Committee.

         To the extent permitted under the Act, the Plan shall indemnify the Board, the Compensation and Stock Option Committee and the Committee against any cost or liability which they may incur in the course of administering the Plan and executing the duties assigned pursuant to the Plan. The Employer shall indemnify the Committee, the Compensation and Stock Option Committee and the members of the Board against any personal liability or cost not provided for in the preceding sentence which they may incur as a result of any act or omission in relation to the Plan or its Participants. The Employer may purchase fiduciary liability insurance to insure its obligation under this Section.

                                   ARTICLE 11

                            AMENDMENT AND TERMINATION

11.01    Right to Amend.

         The Company intends for the Plan to be permanent so long as the corporation exists; however, (through action of the Board, Compensation and Stock Option Committee, or the Committee) it reserves the right to modify, alter, or amend this Plan or the Trust Agreement, from time to time, to any extent that it may deem advisable, including, but not limited to any amendment deemed necessary to ensure the continued qualification of the Plan under Sections 40l(a) and 401(k) of the Code or to ensure compliance with the Act; provided, however, that the Board, Compensation and Stock Option Committee, or the Committee shall not have the authority to amend this Plan in any manner which will:

         (a) Permit any part of the Fund (other than such part as is required to pay taxes and administrative expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries;

         (b) Cause or permit any portion of the funds to revert to or become the property of the Employer;

         (c) Change the duties, liabilities, or responsibilities of the Trustee without its prior written consent.

         See Section 16.11 regarding the power of an Affiliated Sponsor to amend or terminate the Plan.

11.02    Termination or Discontinuance of Contributions.

         The Company (through action of the Board or Compensation and Stock Option Committee) shall have the right at any time to terminate this Plan (hereinafter referred to as "Plan Termination"). Upon Plan Termination, the Committee shall direct the Trustee with reference to the disposition of the Fund, after payment of any expenses properly chargeable against the Fund. The Trustee shall distribute all amounts held in Trust to the Participants and others entitled to Distributions in proportion to the Accounts of such Participants and other Distributees as of the date of such Termination. In the event that this Plan is partially terminated, then the provisions of this Section 11.02 shall apply, but solely with respect to the Employees affected by the partial termination. The termination of sponsorship of the Plan by any Affiliated Sponsor shall not affect the sponsorship of the Plan by the Company or any other Affiliated Sponsor.

11.03    IRS Approval of Termination.

         Notwithstanding Section 11.02, the Trustee shall not be required to make any Distribution from this Plan in the event of complete or partial termination until the authorized officials of the Internal Revenue Service shall have determined that there will be no liability against the Trustee by reason of such Distribution.

                                   ARTICLE 12

                          SPECIAL DISCRIMINATION RULES

12.01    Definitions.

         Actual Contribution Percentage or ACP shall mean the ratio (expressed as a percentage) of (i) the sum of the Employer Matching Contributions on behalf of the Participant for the Plan Year and, to the extent permitted in Treasury Regulations and elected by the Employer, the Participant's Qualified Elective Deferrals and Qualified Nonelective Contributions to (ii) the Participant's Compensation for the Plan Year. The Employer, on an annual basis, may elect to include or not to include Qualified Elective Deferrals and Qualified Nonelective Contributions in computing the ACP for a Plan Year. An Employer may elect on an annual basis to count a Participant's Employer Matching Contribution toward satisfying the required minimum contribution under
         Section 15.03 (minimum contribution for Non-Key Employees in a top-heavy plan) in lieu of including such contributions in the ACP. If a Participant (as defined below) does not receive an allocation of Employer Contributions for a Plan Year, such Participant's ACP for the Plan Year shall be zero.

         Actual Deferral Percentage or ADP shall mean the ratio (expressed as a percentage) of (i) the sum of Pre-Tax Contributions on behalf of a Participant for the Plan Year (excluding any Excess Deferrals by a Non-highly Compensated Employee) and, to the extent permitted in Treasury Regulations and elected by the Employer, the Participant's Qualified Nonelective Contributions to (ii) the Participant's Compensation for the Plan Year. The Employer, on an annual basis, may elect to include or not to include Qualified Nonelective Contributions in computing the ADP for a Plan Year. In the case of a Participant (as defined below) who does not make a Pre-Tax Contribution for a Plan Year and is not allocated a Qualified Nonelective Contribution for such Plan Year, such Participant's ADP for the Plan Year shall be zero.

         Average Actual Contribution Percentage shall mean the average (expressed as a percentage) of the Actual Contribution Percentages of the Participants in a group. The percentage shall be rounded to the nearest one-hundredth of one percent (four decimal places).

         Average Actual Deferral Percentage shall mean the average (expressed as a percentage) of the Actual Deferral Percentages of the Participants in a group. The percentage shall be rounded to the nearest one-hundredth of one percent (four decimal places).

         Combined ADP and ACP Test shall have the meaning as defined in Section 12.09.

         Compensation for purposes of this Article 12 shall be that definition selected by the Committee that satisfies the requirements of Code Sections 414(s) and 401(a)(17). Such definition may change from year to year but must apply uniformly among all Eligible Employees being tested under the Plan for a given Plan Year and among all Employees being tested under any other plan that is aggregated with this Plan during the Plan Year. If the Committee fails to select a definition of Compensation for purposes of this Article 12, Compensation (for purposes of Article 12) shall have the same meaning as defined in
         Article 2.

         Employer Matching Contributions. For purposes of this Article 12, an Employer Matching Contribution for a particular Plan Year includes only those contributions that are (i) allocated to the Participant's Account under the Plan as of any date within such Plan Year, (ii) contributed to the Trust no later than the end of the 12-month period following the close of such Plan Year, and (iii) made on account of such Participant's Pre-Tax Contributions for the Plan Year.

         Excess Deferrals shall have that meaning as defined in Section 12.02.

         Excess ACP Contributions shall have that meaning as defined in Section 12.08.

         Excess ADP Deferrals shall have that meaning as defined in Section
         12.05.

         Highly Compensated Employee. See Article 13.

         Maximum Combined Percentage shall have the meaning as defined in
         Section 12.09(c).

         Non-highly Compensated Employee. See Article 13.

         Participant. For purposes of computing the Average Actual Contribution Percentage and related provisions of this Article 12, a Participant shall mean any Eligible Employee who (i) is eligible to receive an allocation of an Employer Matching Contribution, even if no Employer Matching Contribution is allocated due to the Eligible Employee's failure to make a required Pre-Tax Contribution or (ii) is unable to receive an Employer Matching Contribution because his or her Compensation is less than a stated amount. For purposes of computing the Average Actual Deferral Percentage and related provisions of this
         Article 12, a Participant shall mean any Eligible Employee who (i) is eligible to make a Pre-Tax Contribution, including an Eligible Employee whose right to make Pre-Tax Contributions has been suspended because of an election not to participate or a hardship distribution and (ii) is unable to make a Pre-Tax Contribution because his Compensation is less than a stated amount.

         Pre-Tax Contributions. For purposes of this Article 12, a Pre-Tax Contribution is taken into account only if the contribution (i) is allocated to the Participant's Account under the terms of the Plan as of any date within the Plan Year, and (ii) relates to Compensation that would have been received by the Participant during the Plan Year or within 2-1/2 months after the Plan Year but for the deferral election. A Pre-Tax Contribution is considered to be allocated as of a date within a Plan Year only if the allocation is not contingent on participation in the Plan or performance of service after the Plan Year to which the Pre-Tax Contribution relates.

         Qualified Elective Deferral shall mean Pre-Tax Contributions designated by the Committee as Qualified Elective Deferrals in order to meet the ACP testing requirements of Section 12.06. In addition, the following requirements must be satisfied:

         (a) The aggregate of all Pre-Tax Contributions for the Plan Year (including the Qualified Elective Deferrals) must satisfy the ADP testing requirements set forth in Section 12.03(a).

         (b) The aggregate of all Pre-Tax Contributions for the Plan Year (excluding the Qualified Elective Deferrals) must satisfy the ADP testing requirements set forth in Section 12.03(a).

         (c) Qualified Elective Deferrals must satisfy all other provisions of this Plan applicable to Pre-Tax Contributions and shall remain part of the Participant's Pre-Tax Contribution Account.

         (d) Except as provided by this definition, Qualified Elective Deferrals shall be excluded in determining whether any other contribution or benefit satisfies the nondiscrimination requirements of Code Sections 401(a)(4) and 401(k)(3).

         Qualified Nonelective Contribution shall mean an Employer contribution designated by the Committee as a Qualified Nonelective Contribution in order to meet the ADP testing requirements of Section 12.03 or the ACP testing requirements of Section 12.06. In addition, the following requirements must be satisfied:

         (a) The Qualified Nonelective Contribution, whether or not used to satisfy the requirements of Sections 12.03 or 12.06, must meet the requirements of Code Section 401(a)(4).

         (b) Qualified Nonelective Contributions which are taken into account in order to meet the requirements of Section 12.03 or
                  12.06 (as applicable) shall
                  not be counted in determining whether the testing requirements of any of such other Sections are met.

         (c) The Qualified Nonelective Contributions shall be subject to all provisions of this Plan applicable to Pre-Tax Contributions (except that Qualified Nonelective Contributions cannot be distributed in a hardship distribution).

         (d) Except as provided in this paragraph, the Qualified Nonelective Contributions shall be excluded in determining whether any other contribution or benefit satisfies the nondiscrimination requirements of Code Sections 401(a)(4) and 401(k)(3).

12.02    Limit on Pre-Tax Contributions.

         (a) Notwithstanding any other provision of the Plan to the contrary, the aggregate of a Participant's Pre-Tax Contributions during a calendar year may not exceed $10,500, which will increase to $11,000 in 2002 (or such greater amount as established by the Secretary of the Treasury pursuant to Code Section 402(g)(5)). Any Pre-Tax Contributions in excess of the foregoing limit ("Excess Deferral"), plus any income and minus any loss allocable thereto, may be distributed to the applicable Participant no later than April 15 following the calendar year in which the Pre-Tax Contributions were made.

         (b) Any Participant who has an Excess Deferral during a calendar year may receive a distribution of the Excess Deferral during such calendar year plus any income or minus any loss allocable thereto, provided (1) the Participant requests (or is deemed to request) the distribution of the Excess Deferral, (2) the distribution occurs after the date the Excess Deferral arose, and (3) the Committee designates the distribution as a distribution of an Excess Deferral.

         (c) If a Participant makes a Pre-Tax Contribution under this Plan and in the same calendar year makes a contribution to a Code Section 401(k) plan containing a cash or deferred arrangement (other than this Plan), a Code Section 408(k) plan (simplified employee pension plan) or a Code Section 403(b) plan (tax sheltered annuity) and, after the return of any Excess Deferral pursuant to Section 12.02(a) and (b) the aggregate of all such Pre-Tax Contributions and contributions exceed the limitations contained in Code Section 402(g), then such Participant may request that the Committee return all or a portion of the Participant's Pre-Tax Contributions for the calendar year plus any income and minus any loss allocable thereto. The amount by which such Pre-Tax Contributions and contributions exceed the Code Section 402(g) limitations will also be known as an Excess Deferral.

         (d) Any request for a return of Excess Deferrals arising out of contributions to a plan described in Section 12.02(c) above which is maintained by an entity other than the Employer must:

                  (1)      be made in writing;

                  (2) be submitted to the Committee not later than the March 1 following the Plan Year in which the Excess Deferral arose;

                  (3)      specify the amount of the Excess Deferral; and,

                  (4) contain a statement that if the Excess Deferral is not distributed, it will, when added to amounts deferred under other plans or arrangements described in Sections 401(k), 408(k), or 403(b) of the Code, exceed the limit imposed on the Participant by
                           Section 402(g) of the Code for the year in which the Excess Deferral occurred.

                  In the event an Excess Deferral arises out of contributions to a plan (including this Plan) described in Section 12.02(c) above which is maintained by the Employer, the Participant making the Excess Deferral shall be deemed to have requested a return of the Excess Deferral.

         (e) Pre-Tax Contributions may only be returned to the extent necessary to eliminate a Participant's Excess Deferral. Excess Deferrals shall be treated as Annual Additions under the Plan. In no event shall the returned Excess Deferrals for a particular calendar year exceed the Participant's aggregate Pre-Tax Contributions for such calendar year.

         (f) The income or loss allocable to a Pre-Tax Contribution that is returned to a Participant pursuant to Section 12.02(a) or (c) shall be determined by multiplying the income or loss allocable to the Participant's Account for the calendar year in which the Excess Deferral arose by a fraction. The numerator of the fraction is the Excess Deferral. The denominator of the fraction is the value of the Participant's Account balance on the last day of the calendar year in which the Excess Deferral arose reduced by any income allocated to the Participant's Account for such calendar year and increased by any loss allocated to the Participant's Account for such calendar year.

         (g) The income or loss allocable to an Excess Deferral that is returned to a Participant pursuant to Section 12.02(b) shall be determined using any reasonable method adopted by the Plan to measure income earned or loss incurred during the Plan Year or any other method authorized by the Internal Revenue Service to compute the income earned or loss incurred for the period commencing on January 1 of the calendar year in which the Pre-

                  Tax Contribution was made and ending on the date the Excess Deferral was distributed.

         (h) Any Employer Matching Contribution allocable to an Excess Deferral that is returned to a Participant pursuant to this
                  Section 12.02 shall be forfeited notwithstanding the provisions of Article 7 (vesting). For this purpose, however, the Pre-Tax Contributions that are returned to the Participant as an Excess Deferral shall be deemed to be first those Pre-Tax Contributions for which no Employer Matching Contribution was made and second those Pre-Tax Contributions for which an Employer Matching Contribution was made. Accordingly, if the Pre-Tax Contributions that are returned to the Participant as Excess Deferrals were not matched, no Employer Matching Contribution will be forfeited.

12.03    Average Actual Deferral Percentage.

         (a) The Average Actual Deferral Percentage for Highly Compensated Employees for each Plan Year and the Average Actual Deferral Percentage for Non-highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

                  (1) The Average Actual Deferral Percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Deferral Percentage for Participants who are Non-highly Compensated Employees for the Plan Year multiplied by 1.25; or

                  (2) The excess of the Average Actual Deferral Percentage for Participants who are Highly Compensated Employees for the Plan Year over the Average Actual Deferral Percentage for Participants who are Non-highly Compensated Employees for the Plan Year is not more than two percentage points, and the Average Actual Deferral Percentage for Participants who are Highly Compensated Employees is not more than the Average Actual Deferral Percentage for Participants who are Non-highly Compensated Employees multiplied by two.

         (b) The permitted disparity between the Average Actual Deferral Percentage for Highly Compensated Employees and the Average Actual Deferral Percentage for Non-Highly Compensated Employees may be further reduced as required by Section 12.09.

         (c) If at the end of the Plan Year, the Plan does not comply with the provisions of Section 12.03(a), the Employer may do any or all of the following, except as otherwise provided in the Code or Treasury Regulations:

                  (1) Distribute Pre-Tax Contributions to certain Highly Compensated Employees as provided in Section 12.05; or

                  (2) Make a Qualified Nonelective Contribution on behalf of any or all of the Non-highly Compensated Employees and aggregate such contributions with the Non-highly Compensated Employees' Pre-Tax Contributions Deferrals as provided in Section 12.01 (definition of ADP).

         (d) In computing the Average Actual Deferral Percentage, the Employer may exclude Non-highly Compensated Employees who prior to the last day of the Plan Year have not yet attained age 21 or have not yet completed a Year of Eligibility Service (see Section 3.02) if the Employer satisfies a special coverage rule described below. The special coverage rule requires the Plan to satisfy the minimum coverage rules of Code Section 410(b)(4)(B) with respect to all Employees who are permitted to participate in the Plan but have not yet attained age 21 or have not yet completed a Year of Eligibility Service. This paragraph (d) shall be effective January 1, 1999.

12.04    Special Rules For Determining Average Actual Deferral Percentage.

         (a) The Actual Deferral Percentage for any Highly Compensated Employee for the Plan Year who is eligible to have Pre-Tax Contributions allocated to his Account under two or more arrangements described in Section 401(k) of the Code that are maintained by an Employer or its Affiliates shall be determined as if such Pre-Tax Contributions were made under a single arrangement.

         (b) If two or more plans maintained by the Employer or its Affiliates are treated as one plan for purposes of the nondiscrimination requirements of Code Section 401(a)(4) or the coverage requirements of Code Section 410(b) (other than for purposes of the average benefits test), all Pre-Tax Contributions that are made pursuant to those plans shall be treated as having been made pursuant to one plan.

         (c) The determination and treatment of the Pre-Tax Contributions and Actual Deferral Percentage of any Participant shall be in accordance with such other requirements as may be prescribed from time to time in Treasury Regulations.

12.05    Distribution of Excess ADP Deferrals.

         (a) Pre-Tax Contributions exceeding the limitations of Section 12.03(a) ("Excess ADP Deferrals") and any income or loss allocable to such Excess ADP Deferral may be designated by the Committee as Excess ADP Deferrals and may be distributed to Highly Compensated Employees whose Accounts were credited with the largest dollar amount of Pre-Tax Contributions. In determining the amount of Excess ADP Deferrals for each Highly Compensated Employee, the Committee shall reduce the ADP for each Highly Compensated Employee as follows:

                  (1) The amount of Salary Deferrals made by the Highly Compensated Employee(s) with the highest dollar amount of Salary Deferrals will be reduced until equal to the second highest amount of Salary Deferrals under the Plan; then

                  (2) The amount of Salary Deferrals made by the two (or more) Highly Compensated Employees with the highest dollar amount of Salary Deferrals under the Plan will be reduced until equal to the third highest dollar amount of Salary Deferrals under the Plan; then

                  (3) The steps described in (1) and (2) shall be repeated with respect to the third and successive highest Salary Deferrals under the Plan until the Plan has distributed all Excess ADP Deferrals.

         (b) To the extent administratively possible, the Committee shall distribute all Excess ADP Deferrals and any income or loss allocable thereto prior to 2-1/2 months following the end of the Plan Year in which the Excess ADP Deferrals arose. In any event, however, the Excess ADP Deferrals and any income or loss allocable thereto shall be distributed prior to the end of the Plan Year following the Plan Year in which the Excess ADP Deferrals arose. Excess ADP Deferrals shall be treated as Annual Additions under the Plan.

         (c) The income or loss allocable to Excess ADP Deferrals shall be determined by multiplying the income or loss allocable to the Participant's Account for the Plan Year in which the Excess ADP Deferrals arose by a fraction. The numerator of the fraction is the Excess ADP Deferral. The denominator of the fraction is the value of the Participant's Account balance on the last day of the Plan Year in which the Excess ADP Deferrals arose reduced by any income allocated to the Participant's Account for such Plan Year and increased by any loss allocated to the Participant's Account for the Plan Year.

         (d) If an Excess Deferral has been distributed to the Participant pursuant to Section 12.02(a) or (b) for any taxable year of a Participant, then any Excess ADP Deferral allocable to such Participant for the same Plan Year in which such taxable year ends shall be reduced by the amount of such Excess Deferral.

         (e) Distribution of Excess ADP Deferrals to Participants described in Section 12.04(c) shall be made in accordance with the provisions of Treasury Regulation Section 1.401(k)-1(f)(5)(ii) or any successor Treasury Regulation thereto.

         (f) Any Employer Matching Contribution allocable to an Excess ADP Deferral that is returned to the Participant pursuant to this
                  Section 12.05 shall be forfeited notwithstanding the provisions of Article 7 (vesting). For this purpose, however, the Pre-Tax Contributions that are returned to the Participant shall be deemed to be first those Pre-Tax Contributions for which no Employer Matching Contribution was made and second those Pre-Tax Contributions for which an Employer Matching Contribution was made. Accordingly, unmatched Pre-Tax Contributions shall be returned as an Excess ADP Deferral before matched Pre-Tax Contributions.

12.06    Average Actual Contribution Percentage.

         (a) The Average Actual Contribution Percentage for Highly Compensated Employees for each Plan Year and the Average Actual Contribution Percentage for Non-highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

                  (1) The Average Actual Contribution Percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Contribution Percentage for Participants who are Non-highly Compensated Employees for the Plan Year multiplied by 1.25; or

                  (2) The excess of the Average Actual Contribution Percentage for Participants who are Highly Compensated Employees for the Plan Year over the Average Actual Contribution Percentage for Participants who are Non-highly Compensated Employees for the Plan Year is not more than two percentage points, and the Average Actual Contribution Percentage for Participants who are Highly Compensated Employees is not more than the Average Actual Contribution Percentage for Participants who are Non-highly Compensated Employees multiplied by two.

         (b) If at the end of the Plan Year, the Plan does not comply with the provisions of Section 12.06(a), the Employer may do any or all of the following in order to comply with such provision as applicable (except as otherwise provided in the Code or in Treasury Regulations):

                  (1) Aggregate Qualified Elective Deferrals with the Employer Matching Contributions of Non-highly Compensated Employees as provided in Section 12.01 (definition of ACP).

                  (2) Distribute Employer Matching Contributions to certain Highly Compensated Employees as provided in Section 12.08.

                  (3) Make a Qualified Nonelective Contribution on behalf of any or all of the Non-highly Compensated Employees and aggregate such contributions with the Non-highly Compensated Employees' Employer Matching Contributions as provided in Section 12.01 (definition of ACP).

         (c) In computing the Average Actual Contribution Percentage, the Employer may exclude Non-highly Compensated Employees who prior to the last day of the Plan Year have not yet attained age 21 if the Employer satisfies a special coverage rule described below. The special coverage rule requires the Plan to satisfy the minimum coverage rules of Code Section 410(b)(4)(B) with respect to all Employees who are permitted to participate in the Plan but have not yet attained age 21. This paragraph (d) shall be effective January 1, 1999.

12.07    Special Rules For Determining Average Actual Contribution Percentages.

         (a) The Actual Contribution Percentage for any Highly Compensated Employee for the Plan Year who is eligible to have Employer Matching Contributions allocated to his Account under two or more arrangements described in Sections 401(a) or 401(m) of the Code that are maintained by an Employer or its Affiliates shall be determined as if such contributions were made under a single arrangement.

         (b) If two or more plans maintained by the Employer or its Affiliates are treated as one plan for purposes of the nondiscrimination requirements of Code Section 401(a)(4) or the coverage requirements of Code Section 410(b) (other than for purposes of the average benefits test), all Employer Matching Contributions that are made pursuant to those plans shall be treated as having been made pursuant to one plan.

         (c) The determination and treatment of the Actual Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

12.08    Distribution of Employer Matching Contributions.

         (a)      Employer Matching Contributions exceeding the limitations of
                  Section 12.06(a) ("Excess ACP Contributions") and any income or loss allocable to such Excess ACP Contribution may be designated by the Committee as Excess ACP Contributions and may be distributed in the Plan Year following the Plan Year in which the Excess ACP Contributions arose to those Highly Compensated Employees whose Accounts were credited with Excess ACP Contributions in the preceding Plan Year. The amount of Excess ACP Contributions to be distributed to a Highly Compensated Employee shall be determined using the procedure described in Section 12.05(a).

         (b) To the extent administratively possible, the Committee shall distribute all Excess ACP Contributions and any income or loss allocable thereto prior to 2-1/2 months following the end of the Plan Year in which the Excess ACP Contributions arose. In any event, however, the Excess ACP Contributions and any income or loss allocable thereto shall be distributed prior to the end of the Plan Year following the Plan Year in which the Excess ACP Contributions arose.

         (c) The income or loss allocable to Excess ACP Contributions shall be determined by multiplying the income or loss allocable to the Participant's Account for the Plan Year in which the Excess ACP Contribution arose by a fraction. The numerator of the fraction is the Excess ACP Contributions. The denominator of the fraction is the value of the Participant's Account on the last day of the Plan Year reduced by any income allocated to the Participant's Account by such Plan Year and increased by any loss allocated to the Participant's Account for the Plan Year.

         (d)      Amounts distributed to Highly Compensated Employees under this
                  Section 12.08 shall be treated as Annual Additions with respect to the Employee who received such amount.

         (e) Distribution of Excess ACP Contributions to Participants described in Section 12.08(c) shall be made in accordance with the provisions of Treasury Regulation Section
                  1.401(m)-1(e)(2)(iii) or any successor Treasury Regulations thereto.

12.09    Combined ACP and ADP Test.

         For Plan Years beginning before January 1, 2002, the following provisions regarding the Combined ACP and ADP Test apply. Theses provisions no longer apply effective January 1, 2002.

         (a) The Plan must satisfy the Combined ACP and ADP Test described in this Section 12.09 only if (1) the Average Actual Deferral Percentage of the Highly Compensated Employees exceeds 125% of the Average Actual Deferral Percentage of the Non-highly Compensated Employees and (2) the Average Actual Contribution Percentage of the Highly Compensated Employees exceeds 125% of the Average Actual Contribution Percentage of the Non-highly Compensated Employees.

         (b) The Combined ACP and ADP Test is satisfied if the sum of the Highly Compensated Employees' Average Actual Deferral Percentage and Average Actual Contribution Percentage is equal to or less than the Maximum Combined Percentage defined in paragraph (c) below.

         (c) The Maximum Combined Percentage shall be determined by adjusting the Non-highly Compensated Employees' Average Actual Deferral Percentage and Average Actual Contribution Percentage in the following manner:

                  (1) The greater of the two percentages shall be multiplied by 1.25; and

                  (2) The lesser of the two percentages shall be increased by two percentage points; however, in no event shall such adjusted percentage exceed twice the original percentage.

                  The sum of (1) and (2) shall be the Maximum Combined
                  Percentage.

                  Notwithstanding the foregoing, the Maximum Combined Percentage shall be determined in the following manner if such calculation results in a higher Maximum Combined Percentage than the formula specified above:

                  (1) The lesser of the Average Actual Deferral Percentage and Average Actual Contribution Percentage of the Non-Highly Compensated Employees shall be multiplied by 1.25; and

                  (2) The greater of such two percentages shall be increased by two percentage points; however, in no event shall such percentage exceed twice the original percentage.

         (d) In the event the Plan does not satisfy the Combined ADP and ACP Test, the Highly Compensated Employees' Average Actual Contribution Percentage shall be decreased by either distributing Employer Matching Contributions to certain Highly Compensated Employees by using the procedures described in Section 12.08 or by making a Qualified Nonelective Contribution as provided in Section 12.06(b)(3) until the sum of such percentage and the Highly Compensated Employees' Average Actual Deferral Percentage equals the Maximum Combined Percentage.

         (e) If Employer Matching Contributions are distributed to certain Highly Compensated Employees in order to satisfy the Combined ADP and ACP Test, income or loss allocable to such Employer Matching Contributions shall also be distributed.

         (f) To the extent administratively possible, the Committee shall distribute the Employer Matching Contributions (if applicable) and allocable income or loss prior to 2-1/2 months following the end of the Plan Year for which the Combined ADP and ACP Test is computed. In any event, however, such Employer Matching Contributions (if applicable) and allocable income or loss shall be distributed by the end of the Plan Year following the Plan Year for which the Combined ADP and ACP Test is computed. Employer Matching Contributions that are distributed pursuant to this Section 12.09 shall be treated as Annual Additions under the Plan.

         (g) The income or loss allocable to returned Employer Matching Contributions shall be determined using the same procedures as
                  Section 12.05(c).

12.10    Order of Applying Certain Sections of Article.

         In applying the provisions of this Article 12, the determination and distribution of Excess Deferrals shall be made first, the determination and elimination of Excess ACP Deferrals shall be made second, the determination and elimination of Excess ADP Contributions shall be made third and finally, to the extent applicable, the determination and any necessary adjustment related to the Combined ADP and ACP Test shall be made.

                                   ARTICLE 13

                          HIGHLY COMPENSATED EMPLOYEES

13.01    In General.

         For the purposes of this Plan, the term "Highly Compensated Employee" is any active Employee described in Section 13.02 below and any Former Employee described in Section 13.03 below. Various definitions used in this Section are contained in Section 13.04. A Non-highly Compensated Employee is an Employee who is not a Highly Compensated Employee.

13.02    Highly Compensated Employee.

         (a) Look-Back Year. An Employee is a Highly Compensated Employee if during a Look Back Year the Employee:

                  (1)      is a 5 Percent Owner; or

                  (2)      receives Compensation in excess of $85,000.

                  The dollar amount described above shall be increased annually as provided in Code Section 414(q)(1).

         (b) Current Year. An Employee is a Highly Compensated Employee if during a Current Year the Employee is a 5 Percent Owner.

         (c)      This Section 13.02 shall be effective January 1, 1997.

13.03    Former Highly Compensated Employee.

         A Former Employee is a Highly Compensated Employee if (applying the rules of Section 13.02(a) or (b)) the Former Employee was a Highly Compensated Employee during a Separation Year or during any Current Year ending on or after the Former Employee's 55th birthday.

13.04    Definitions.

         The following special definitions shall apply to this Article 13:

         Compensation for purposes of this Article 13 shall mean any definition of Compensation that satisfies the requirements of Code Section 414(q). If no such definition is elected by the Committee, Compensation shall mean the gross annual earnings reported on the Participant's IRS Form W-2 (box 1 or its comparable location as provided on Form W-2 in future years) as required by Code Sections 6041(d) and 6051(a)(3). In addition, Compensation shall include compensation which is not includible in the Participant's IRS Form W-2 (Box 1) by reason of Code Section 402(a)(8) (employee Salary Deferrals under a Code Section 401(k) plan) or Code Section 125 (salary deferrals under a cafeteria plan). Compensation shall not include amounts paid or reimbursed by the Employer for moving expenses if, at the time of the payment of such moving expenses, it is reasonable to believe that the moving expenses will be deductible by the Participant under Code Section 217. Compensation shall be determined by ignoring any income exclusions under Code Section 3401(a) based on the nature or location of employment. In no event shall more than $170,000 (as adjusted annually pursuant to Code Section 401(a)(17)) in Compensation be taken into account for any Employee. Compensation shall also include salary deferrals for qualified transportation fringe benefits under Code Section 132(f).

         Current Year shall mean the current Plan Year.

         Employer for purposes of this Article 13 shall mean the Employer and its Affiliates.

         5 Percent Owner shall mean any Employee who owns or is deemed to own (within the meaning of Code Section 318), more than five percent of the value of the outstanding stock of the Employer or stock possessing more than five percent of the total combined voting power of the Employer.

         Former Employee shall mean an Employee (i) who has incurred a Severance from Service Date or (ii) who remains employed by the Employer but who has not performed services for the Employer during the Current Year (e.g., an Employee on Authorized Absence).

         Look Back Year shall mean the Plan Year preceding the Current Year, or if the Employer elects (and such election is available to the Employer), the calendar year ending with or within the Current Year.

         Separation Year shall mean any of the following years:

         (1) An Employee who incurs a Termination Date shall have a Separation Year in the Current Year in which such Termination Date occurs;

         (2) An Employee who remains employed by the Employer but who temporarily ceases to perform services for the Employer (e.g., an Employee on an Authorized Absence) shall have a Separation Year in the calendar year in which he last performs services for the Employer;

         (3) An Employee who remains employed by the Employer but whose Compensation for a calendar year is less than 50% of the Employee's average annual Compensation for the immediately preceding three calendar years (or the Employee's total years of employment, if less) shall have a Separation Year in such calendar year. However, such Separation Year shall be ignored if the Employee remains employed by the Employer and the Employee's Compensation returns to a level comparable to the Employee's Compensation immediately prior to such Separation Year.

13.05    Other Methods Permissible.

         To the extent permitted by the Code, judicial decisions, Treasury Regulations and IRS pronouncements, the Committee may (without further amendment to this Plan) take such other steps and actions or adopt such other methods or procedures (in addition to those methods and procedures described in this Article 13) to determine and identify Highly Compensated Employees (including adopting alternative definitions of Compensation which satisfy Code Section 414(q)(7) and are uniformly applied).

                                   ARTICLE 14

                                MAXIMUM BENEFITS

14.01    General Rule.

         (a) Notwithstanding any other provision of this Plan, for any Plan Year, the Annual Additions to a Participant's Account, when combined with the Annual Additions to the Participant's Account under all other Qualified individual account plans maintained by the Employer or its Affiliates shall not exceed the lesser of (i) $35,000 or (ii) twenty-five percent (25%) of the Participant's Compensation for such Plan Year (the "maximum permissible amount").

         (b) The Employer hereby elects that the limitation year ("Limitation Year") for purposes of Code Section 415 shall be the Plan Year.

         (c) For purposes of determining the limit on Annual Additions under paragraph (a) of this Section, the dollar limit described therein, to wit, $35,000, shall be increased for each Plan Year to the extent permitted by law.

         (d) If the amount to be allocated to a Participant's Account exceeds the maximum permissible amount (and for this purpose Employer Contributions shall be deemed to be allocated after Pre-Tax Contributions), the excess will be disposed of as follows. First, if the Participant's Annual Additions exceed the maximum permissible amount as a result of (i) a reasonable error in estimating the Participant's Compensation, (ii) a reasonable error in estimating the amount of Pre-Tax Contributions that the Participant could make under Code
                  Section 415 or (iii) other facts and circumstances that the Internal Revenue Service finds justifiable, the Committee may direct the Trustee to return to the Participant his Pre-Tax Contributions for such Plan Year to the extent necessary to reduce the excess amount. Such returned Pre-Tax Contributions shall be ignored in performing the discrimination tests of
                  Article 12. Second, any excess Annual Additions still remaining after the return of Pre-Tax Contributions shall be reallocated as determined by the Committee among the Participants whose accounts have not exceeded the limit in the same proportion that the Compensation of each such Participant bears to the Compensation of all such Participants. If such reallocation would result in an addition to another Participant's Account which exceeds the permitted limit, that excess shall likewise be reallocated among the Participants whose Accounts do not exceed the limit. However, if the allocation or reallocation of the excess amounts pursuant to these provisions causes the limitations of Section 415 of the Code to be exceeded with respect to each Participant for the Limitation Year, then any such excess shall be held unallocated in an account (the "415 Suspense Account"). If the 415 Suspense Account is in existence at any time during a Limitation Year, other than the Limitation Year described in the preceding sentence, all amounts in the 415 Suspense Account shall be allocated and reallocated to Participants' Accounts (subject to the limitations of Code Section 415) before any Contributions which would constitute Annual Additions may be made to the Plan for that Limitation Year.

         (e) If the Participant is covered under another qualified defined contribution plan maintained by an Employer during any Limitation Year, the Annual Additions which may be credited to a Participant's account under this Plan for any such Limitation Year shall not exceed the maximum permissible amount reduced by the Annual Additions credited to a Participant's account under all such plans for the same Limitation Year. If a Participant's Annual Additions under this Plan and such other plans would result in an excess amount for a Limitation Year, the excess amount will be deemed to consist of the Annual Additions last allocated (and for this purpose, Employer Contributions shall be deemed to be allocated after Pre-Tax Contributions). If an excess amount is allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the excess amount attributed to this Plan will be the product of

                  (1)      the total excess amount as of such date, times

                  (2) the ratio of (A) the Annual Additions allocated to the Participant for the Limitation Year as of such date under this Plan to (B) the total Annual Additions allocated to the Participant for the Limitation Year as of such date under this and all the other qualified defined contribution plans maintained by the Employer.

         Any excess amount attributed to this Plan will be disposed in the manner described in this Section 14.01 above.

14.02    Combined Plan Limitation Repealed.

         Effective January 1, 2000, the combined plan test of Code Section 415 is repealed and no longer applicable.

14.03 Definitions. For the purposes of this Article 14, the following definitions shall apply:

         (a)      "Annual Addition" shall mean the sum of:

                  (1)      Employee Contributions;

                  (2)      Employer Contributions;

                  (3)      Forfeitures; and

                  (4)      Amounts described in Code Sections 415(l)(1) and
                           419A(d)(2).

         Annual Additions shall not include any amounts credited to the Participant's Account resulting from Rollover Contributions.

         (b) "Affiliates" shall have that meaning contained in Article 2 except that for purposes of determining who is an Affiliate the phrase "more than 50 percent" shall be substituted for the phrase "at least 80 percent" each place it appears in Code
                  Section 1563(a)(1).

         (c)      "Compensation" shall have the same meaning as defined in
                  Section 13.04 (thereby including Pre-Tax Contributions under this Plan and salary deferrals under a Code Section 125 Cafeteria Plan and a Code Section 132(f) qualified transportation fringe benefit plan in the definition of Compensation).

                                   ARTICLE 15

                                 TOP HEAVY RULES

15.01    General.

         The provisions of this Article of the Plan shall become effective in any Plan Year in which the Plan is determined to be Top Heavy and shall supersede any conflicting provision of this Plan.

15.02    Definitions.

         (a) Top Heavy. The Plan shall be Top Heavy for the Plan Year if, as of the Valuation Date which coincides with or immediately precedes the Determination Date, the value of the Participant Accounts of Key Employees exceeds 60% of the value of all Participant Accounts. If the Employer maintains more than one plan, all plans in which any Key Employee participates and all plans which enable this Plan to satisfy the anti-discrimination requirements of Code Sections 401(a)(4) and 410 must be combined with this Plan ( "Required Aggregation Group") for the purposes of applying the 60% test described in the preceding sentence. Plans maintained by the Employer which are not in the required aggregation group may be combined at the Employer's election with this Plan for the purposes of determining Top Heavy status if the combined plan satisfies the requirements of Code Section 401(a)(4) and 410 ( "Permissive Aggregation Group"). In determining the value of Participant Accounts, all distributions made during the five-year period ending on the Determination Date shall be included and any unallocated Employer Contributions or forfeitures attributable to the Plan Year in which the Determination Date falls shall also be included. The Account of (i) any Employee who at one time was a Key Employee but who is not a Key Employee for any of the five Plan Years ending on the Determination Date; and (ii) any Employee who has not performed services for the Employer or a related employer maintaining a plan in the aggregation group for the five Plan Years ending on the Determination Date, shall be disregarded in determining Top Heavy status.

                  If the Employer maintains a defined benefit plan during the Plan Year which is subject to aggregation with this Plan, the 60% test shall be applied after calculating the present value of the Participants' accrued benefits under the defined benefit plan in accordance with the rules set forth in that plan and combining the present value of such accrued benefits with the Participant's account balances under this Plan.

                  Effective January 1, 1987, solely for the purpose of determining if the Plan, or any other plan included in the Required Aggregation Group, is Top-Heavy, a Non-Key Employee's accrued benefit in a defined benefit plan shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Affiliates, or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code Section 411(b)(1)(C).

         (b) Key Employee. Any employee of the Employer who, during the Plan Year or the four preceding Plan Years was an officer receiving Compensation in excess of 50% of the limit described in Code Section 415(b)(1)(A), one of the ten employees of the Employer owning the largest interests in the Employer and receiving Compensation equal to or greater than the dollar limit described in Code Section 415(c)(1)(A), a greater than 5% owner of the Employer, a greater than 1% owner of the Employer receiving Compensation in excess of $150,000, or the Beneficiary of a Key Employee. The Code Section 415(b)(1)(A) and 415(c)(1)(A) limits referred to in the preceding sentence shall be the specified dollar limit plus any increases reflecting cost of living adjustments specified by the Secretary of the Treasury.

         (c) Determination Date. The last day of the Plan Year immediately preceding the Plan Year for which Top Heavy status is determined. For the first Plan Year, the Determination Date shall be the last day of the first Plan Year.

         (d)      Non-Key Employee. Any Participant who is not a Key Employee.

         (e) Employer. The term "Employer" shall include any Affiliate of such Employer.

         (f) Compensation. The term "Compensation" shall have that meaning as defined in Article 14.

15.03    Minimum Benefit.

         (a) Except as provided below, the Employer Contributions allocated on behalf of any Non-Key Employee who is employed by the Employer on the Determination Date shall not be less than the lesser of (i) 3% of such Non-Key Employee's Compensation or
                  (ii) the largest percentage of Employer Contributions and Pre-Tax Contributions, as a percentage of the Key Employee's Compensation, allocated on behalf of any Key Employee for such Plan Year. Pre-Tax Contributions allocated to the Accounts of Non-Key Employees and Employer Matching Contributions allocated to the Accounts of Non-Key Employees that are used to satisfy the provisions of

                  Article 12 shall not be considered in determining whether a Non-Key Employee has received the minimum contribution required by this Section 15.03.

         (b) The minimum allocation is determined without regard to any Social Security contribution and shall be made even though, under other Plan provisions, the Non-Key Employee would have received a lesser allocation or no allocation for the Plan Year because of the Non-Key Employee's failure to complete 1,000 Hours of Service, his failure to make mandatory employee contributions, or his earning compensation less than a stated amount.

         (c) If the Employer maintains a defined benefit plan in addition to this Plan, the minimum contribution and benefit requirements for both plans in a Top Heavy Plan Year may be satisfied by an allocation of Employer Contributions to the Account of each Non-Key Employee in the amount of 5% of the Non-Key Employee's compensation.

15.04    Combined Plan Limitation For Top-Heavy Years Repealed.

         Effective January 1, 2000, adjustments to the combined plan limitation of Code Section 415 for top heavy plans are repealed and no longer applicable.

                                   ARTICLE 16

                                  MISCELLANEOUS

16.01    Headings.

         The headings and sub-headings in this Plan have been inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof.

16.02    Action by Employer.

         Any action by an Employer under this Plan shall be by resolution of its Board of Directors, or by any person or persons duly authorized by resolution of said Board to take such action.

16.03    Spendthrift Clause.

         Except as otherwise required by (1) a "qualified domestic relations order" as defined in Code Section 414(p), or (2) a judgment, order, decree or settlement agreement described in Code Section 401(a)(13)(C) entered on or after January 1, 2002, none of the benefits, payments, proceeds or distributions under this Plan shall be subject to the claim of any creditor of any Participant or Beneficiary, or to any legal process by any creditor of such Participant or Beneficiary, and none of them shall have any right to alienate, commute, anticipate or assign any of the benefits, payments, proceeds or distributions under this Plan except for the extent expressly provided herein to the contrary. If any Participant shall attempt to dispose of the benefits provided for him hereunder, or to dispose of the right to receive such benefits, or in the event there should be an effort to seize such benefits or the right to receive such benefits by attachment, execution or other legal or equitable process, such right to benefits shall pass and be transferred, at the discretion of the Plan Administrator, to such one or more as may be appointed by the Plan Administrator from among the Beneficiaries, if any theretofore designated by the Participant, or from the spouse, children or other dependents of the Participant, in such shares as the Committee may appoint. Any appointment so made by the Committee may be revoked by it at any time and further appointment made by it which may include the Participant.

16.04    Distributions Upon Termination of Plan.

         Subject to Section 11.03, Pre-Tax Contributions and any income attributable thereto, shall be distributed to Participants or their Beneficiaries as soon as administratively feasible after the termination of the Plan, provided that neither the Employer nor its Affiliates maintain a "successor plan," as defined in

         Treasury Regulation Section 1.401(k)-1(d)(3) or any successor Treasury Regulation thereto.

16.05    Discrimination.

         The Employer, the Committee, the Trustee and all other persons involved in the administration and operation of the Plan shall administer and operate the Plan and Trust in a uniform and consistent manner with respect to all Participants similarly situated and shall not permit discrimination in favor of Highly Compensated Employees.

16.06    Release.

         Any payment to a Participant or Beneficiary, or to their legal representatives, in accordance with the provisions of this Plan, shall to the extent thereof be in full satisfaction of all claims hereunder against the Trustee, Plan Administrator, Committee and the Employer, any of whom may require such Participant, Beneficiary, or legal representative, as a condition precedent to such payment, to execute a receipt and release therefor in such form as shall be determined by the Trustee, the Committee, or the Employer, as the case may be.

16.07    Compliance with Applicable Laws.

         The Company, through the Plan Administrator, shall interpret and administer the Plan in such manner that the Plan and Trust shall remain in compliance with the Code, with the Act, and all other applicable laws, regulations, and rulings.

16.08    Agent for Service of Process.

         The agent for service of process of this Plan shall be the person listed from time to time in the current records of the Secretary of State of Georgia as the agent for the service of process for the Company.

16.09    Merger.

         In the event of any merger or consolidation of the Plan with any other Plan, or the transfer of assets or liabilities by the Plan to another Plan, each Participant must receive (assuming that the Plan would terminate) the benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit such Participant would have been entitled to receive immediately before the merger, consolidation, or transfer (assuming that the Plan had then terminated), provided such merger, consolidation, or transfer took place after the date of enactment of the Act.

16.10    Governing Law.

         The Plan shall be governed by the laws of the State of Georgia to the extent that such laws are not preempted by Federal law.

16.11    Adoption of the Plan by an Affiliated Sponsor.

         (a) The Committee shall determine which employers shall become Affiliated Sponsors within the terms of the Plan. In order for the Committee to designate an Employer as an Affiliated Sponsor, the Committee must approve the addition of the Affiliated Sponsor's identity to Schedule A or Schedule B (which approval may be retroactive to an earlier effective date). The Committee may also specify such terms and conditions pertaining to the adoption of the Plan by the Affiliated Sponsor as the Committee deems appropriate. With the Committee's consent, an Affiliated Sponsor may limit participation in the Plan to certain of its Employees.

         (b) The Plan of the Affiliated Sponsor and of the Company shall be considered a single plan for purposes of Treasury
                  Regulations Section 1.414(1)-1(b)(1). All assets contributed to the Plan by the Affiliated Sponsor shall be held in a single fund together with the assets contributed by the Company (and with the assets of any other Affiliated Sponsors); and so long as the Affiliated Sponsor continues to be designated as such, all assets held in such fund shall be available to pay benefits to all Participants and Beneficiaries covered by the Plan irrespective of whether such Employees are employed by the Company or by the Affiliated Sponsor. Nothing contained herein shall be construed to prohibit the separate accounting of assets contributed by the Company and the Affiliated Sponsors for purposes of cost allocation if directed by the Committee or the holding of Plan assets in more than one Trust Fund with more than one Trustee.

         (c) So long as the Affiliated Sponsor's designation as such remains in effect, the Affiliated Sponsor shall be bound by, and subject to all provisions of the Plan and the Trust Agreement. The exclusive authority to amend the Plan and the Trust Agreement shall be vested in the Board, its Compensation and Stock Option Committee and the Committee and no Affiliated Sponsor shall have any right to amend the Plan or the Trust Agreement. Any amendment to the Plan or the Trust Agreement adopted by the Board, its Compensation and Stock Option Committee or the Committee shall be binding upon every Affiliated Sponsor without further action by such Affiliated Sponsor.

         (d) Each Affiliated Sponsor shall be solely responsible for making an Employer Contribution with respect to its Employees and solely responsible for making any contribution required by Article
                  15. Furthermore, if an Affiliated Sponsor determines to make a Qualified Nonelective Contribution on behalf of its Employees, such Affiliated Sponsor shall be solely responsible for making such contribution. Neither the Company nor any other Affiliated Sponsor is obligated to make an Employer Matching Contribution or Qualified Nonelective Contribution on behalf of the Employees of a different Affiliated Sponsor.

         (e) The Company and each Affiliated Sponsor which is an Affiliate will be tested on a combined basis to determine whether the Company and such Affiliated Sponsors satisfy the Average Actual Deferral Percentage Test described in Section 12.03 and the Average Actual Contribution Percentage test described in
                  Section 12.06. An Affiliated Sponsor which is not an Affiliate shall be tested separately from the Company and those Affiliated Sponsors that are Affiliates for purposes of the ADP test and ACP test described in Article 12.

         (f) No Affiliated Sponsor other than the Company shall have the right to terminate the Plan. However, any Affiliated Sponsor may withdraw from the Plan by action of its board of directors provided such action is communicated in writing to the Committee. The withdrawal of an Affiliated Sponsor shall be effective as of the last day of the Plan Year following receipt of the notice of withdrawal (unless the Committee consents to a different effective date). In addition, the Committee may terminate the designation of an Affiliated Sponsor to be effective on such date as the Committee specifies. Any such Affiliated Sponsor which ceases to be an Affiliated Sponsor shall be liable for all cost accrued through the effective date of its withdrawal or termination and any contributions owing as a result of Pre-Tax Contributions by its Employees or any other contribution as provided in paragraphs (d) and (e). In the event of the withdrawal or termination of an Affiliated Sponsor as provided in this paragraph, such Affiliated Sponsor shall have no right to direct that assets of the Plan be transferred to a successor plan for its Employees unless such a transfer is approved by the Committee in its sole discretion.

16.12    Protected Benefits.

         Early retirement benefits, retirement-type subsidies, or optional forms of benefits protected under Code Section 411(d)(6) ("Protected Benefits") shall not be reduced or eliminated with respect to benefits accrued under such Protected Benefits unless such reduction or elimination is permitted under the Code authority issued by the Internal Revenue Service, or judicial authority.

16.13    Location of Participant or Beneficiary Unknown.

         In the event that all or any portion of the distribution payable to a Participant or his Beneficiary shall remain unpaid solely by reason of the Committee's inability to ascertain the whereabouts of such Participant or Beneficiary, the amount unpaid shall be forfeited. However, such forfeiture shall not occur until five (5) years after the amount first became payable. The Committee shall make a diligent effort to locate the Participant or Beneficiary, including the mailing of a registered letter, return receipt requested, to the last known address of such Participant or Beneficiary. In the event a Participant or Beneficiary is located subsequent to his benefit being forfeited, such benefit shall be restored and distributed.

16.14    Qualified Military Service.

         Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u). It is the intent of this Section 16.14 to adopt the IRS model amendment set forth in Rev. Proc. 96-49 for the purposes set forth in such revenue procedure.

16.15    Use of Electronic Media.

         Notwithstanding any provision of the Plan to the contrary, the Plan may fulfill any notice, election, consent, disclosure, or other requirement using electronic media, to the extent permitted by relevant guidance from the Internal Revenue Service or the Department of Labor. Electronic media includes, but is not limited to, e-mail, Internet, intranet systems, voice response, telephone, or other paperless systems. Accordingly, any requirement in the Plan or applicable law or regulations that a particular action be done in writing may be fulfilled electronically, to the extent permitted by the Internal Revenue Service or the Department of Labor.

                                   ARTICLE 17

                                EGTRRA AMENDMENTS

17.01    Background.

         (a) Adoption and effective date of amendment. This Article 17 is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this Article 17 shall be effective as of the first day of the first plan year beginning after December 31, 2001.

         (b) Supersession of inconsistent provisions. This Article 17 shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this
                  Article 17.

17.02    Limitations on Contributions.

         (a) Effective Date. This section shall be effective for limitation years beginning after December 31, 2001.

         (b)      Maximum Annual Addition. Except to the extent permitted under
                  Section 17.05 and section 414(v) of the Code, if applicable, the annual addition that may be contributed or allocated to a participant's account under the plan for any limitation year shall not exceed the lesser of:

                  (1) $40,000, as adjusted for increases in the cost-of-living under section 415(d) of the Code, or

                  (2) 100 percent of the participant's compensation, within the meaning of Article 14 for the Limitation Year. The compensation limit referred to in this paragraph
                           (2) shall not apply to any contribution for medical benefits after separation from service (within the meaning of section 401(h) or section 419A(f)(2) of the Code) which is otherwise treated as an Annual Addition.

17.03    Increase in Compensation Limit.

         The annual Compensation of each Participant taken into account in determining allocations for any Plan Year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with section 401(a)(17)(B) of the Code. Annual Compensation means Compensation during the Plan Year or such other consecutive 12-month period over which Compensation is otherwise determined under the Plan (the determination period). The cost-of-living adjustment in effect for a calendar year applies to annual Compensation for the determination period that begins with or within such calendar year.

17.04    Elective Deferrals - Contribution Limitation.

         No Participant shall be permitted to have elective deferrals made under this Plan, or any other qualified plan maintained by the Employer during any taxable year, in excess of the dollar limitation contained in section 402(g) of the Code in effect for such taxable year, except to the extent permitted under Section 17.05 and section 414(v) of the Code, if applicable.

17.05    Catch-Up Contributions.

         (a) All Employees who are eligible to make elective deferrals under this Plan and who have attained age 50 before the close of the Plan Year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of sections 402(g) and 415 of the Code. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as
                  applicable, by reason of the making of such catch-up contributions.

         (b) Effective Date. This Section shall apply to contributions after December 31, 2001.

17.06    Direct Rollovers of Plan Distributions.

         (a) Effective Date. This section shall apply to distributions made after December 31, 2001.

         (b) Modification of Definition of Eligible Retirement Plan. For purposes of the direct rollover provisions in Section 8.07 of the Plan, an eligible retirement plan shall also mean an annuity contract described in section 403(b) of the Code and an eligible plan under section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in section 414(p) of the Code.

         (c) Modification of Definition of Eligible Rollover Distribution to Exclude Hardship Distributions. For purposes of the direct rollover provisions in Section 8.07 of the Plan, any amount that is distributed on account of hardship shall not be an eligible rollover distribution and the distributee may not elect to have any portion of such a distribution paid directly to an eligible retirement plan.

         (d) Modification of Definition of Eligible Rollover Distribution to Include After-Tax Employee Contributions. For purposes of the direct rollover provisions in Section 8.07 of the Plan, a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

17.07    Rollovers from Other Plans.

         (a) The Plan will accept Participant rollover contributions and/or direct rollovers of distributions made after December 31, 2001, from the following types of plans, beginning on the effective date specified in subsection (d) below:

                  A qualified plan described in section 401(a) or 403(a) of the Code, excluding after-tax employee contributions.

         (b) The Plan will accept a Participant contribution of an eligible rollover distribution from the following plans:

                  A qualified plan described in section 401(a) or 403(a) of the Code.

         (c) The Plan will not accept a participant rollover contribution of the portion of a distribution from an individual retirement account or annuity described in section 408(a) or 408(b) of the Code that is eligible to be rolled over and would otherwise be includible in gross income.

         (d) Effective Date of Direct Rollover and Participant Rollover Contribution Provisions. This Section shall be effective January 1, 2002.

17.08    Repeal of Multiple Use Test.

         The multiple use test described in Treasury Regulation section 1.401(m)-2 and Section 12.09 of the Plan shall not apply for Plan Years beginning after December 31, 2001.

17.09    Distribution Upon Severance from Employment.

         (a) Effective Date. This Section shall apply for distributions and severances from employment occurring after the dates specified in subsection (c) below.

         (b) New distributable event. A Participant's elective deferrals, qualified nonelective contributions, qualified matching contributions, and earnings attributable to these contributions shall be distributed on account of the Participant's severance from employment. However, such a distribution shall be subject to the other provisions of the Plan regarding distributions, other than provisions that require a separation from service before such amounts may be distributed.

         (c) This Section (Distribution upon Severance from Employment), shall apply for distributions after December 31, 2001, regardless of when the severance from employment occurred.

17.10    Suspension Period Following Hardship Distribution.

         (a) A Participant who receives a distribution of elective deferrals after December 31, 2001, on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans of the Employer for 6 months after receipt of the distribution.

         (b) A Participant who receives a distribution of elective deferrals in calendar year 2001 on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans of the Employer for the period specified in the provisions of the Plan relating to suspension of elective deferrals that were in effect prior to this amendment.

17.11    Modification of Top Heavy Rules.

         (a) Effective Date. This section shall apply for purposes of determining whether the plan is a top-heavy plan under section 416(g) of the Code for plan years beginning after December 31, 2001, and whether the plan satisfies the minimum benefits requirements of section 416(c) of the Code for such years. This Section amends Section 15 of the Plan.

         (b)      Determination of Top-Heavy Status.

                  (1) Key Employee. Key employee means any employee or former employee (including any deceased employee) who at any time during the Plan Year that includes the determination date was an officer of the Employer having annual compensation greater than $130,000 (as adjusted under section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002), a 5-percent owner of the Employer, or a 1-percent owner of the Employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of section 415(c)(3) of the Code. The determination of who is a key employee will be made in accordance with section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

                  (2) Determination of Present Values and Amounts. This paragraph (2) shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of Employees as of the determination date.

                           (A) Distributions during Year Ending on the Determination Date. The present values of accrued benefits and the amounts of account balances of an Employee as of the determination date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period."

                           (B) Employees Not Performing Services During Year Ending On The Determination Date. The accrued benefits and accounts of any individual who has not performed services for the Employer during the 1-year period ending on the determination date shall not be taken into account.

         (c)      Minimum Benefits

                  (1) Matching Contributions. Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of section 416(c)(2) of the Code and the Plan. The preceding sentence shall apply with respect to matching contributions under the Plan or, if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of section 401(m) of the Code.

                  (2) Contributions Under Other Plans. If the Company desires to have the top heavy minimum benefit requirement met in another plan, the Company shall so indicate in this paragraph (2) by identifying the name of the other plan, the minimum benefit that will be provided under such other plan and the employees who will receive the minimum benefit under such other plan. Unless so indicated in this paragraph (2), the top heavy minimum benefit requirement will be satisfied by contributions to this Plan.

         IN WITNESS WHEREOF, the Company has caused this Plan to be duly executed and its seal to be hereunto affixed on the date indicated below, but effective as of January 1, 2001.

                                    GENUINE PARTS COMPANY

                                    By: /s/ Frank M. Howard
                                       --------------------------------

                                    Title: Vice President and Treasurer
                                           ----------------------------

                                    Date: February 27, 2002
                                          -----------------------------
                                      -81-

                                   SCHEDULE A

                          Original Affiliated Sponsors
                         Designated Under Section 16.11

I. General Rule - No Past Service Credit. Unless otherwise identified below, an employee will not receive Credited Service and Years of Eligibility Service under this Plan for his or her prior employment with the Affiliated Sponsor. Instead (unless otherwise required by law), Hours of Service worked for an Affiliated Sponsor prior to the Designation Date shall be ignored.

II. Definition of Past Service Credit. If Employees of an Affiliated Sponsor are granted past service credit (as noted below), such Employees who are employed by the Affiliated Sponsor on the Designation Date shall receive Credited Service and Years of Eligibility Service under this Plan beginning with their employment commencement date with the Affiliated Sponsor, but subject to all of the rules concerning crediting of service and Breaks in Service set forth in this Plan.

                                      Designation
          Name                           Date                               Special Notes
          ----                       ------------                           -------------
1.      S.P. Richards                July 1, 1988                    Past Service Credit Granted
        Company

2.      Balkamp, Inc.                July 1, 1988                    Past Service Credit Granted.

3.      NAPA, Inc.                   July 1, 1988                    Past Service Credit Granted.

4.      Motion                     (See Note Below)                  Past Service Credit Granted
        Industries, Inc.

Special Note on Motion Industries, Inc.

On or about January 1, 1984, Genuine Parts Company acquired Motion Industries, Inc. ("Motion"). Employees of Motion whose initial date of hire was on or after January 1, 1984, became participants in the Genuine Parts Company Pension Plan after satisfying the age and service requirements under such Plan. Employees of Motion whose initial date of hire was prior to January 1, 1984, elected either to (1) continue their participation in the Motion Industries, Inc. Profit Sharing Plan or (2) to participate in the Genuine Parts Company Pension Plan. Effective January 1, 1990, the Motion Profit Sharing Plan was terminated. Employees of Motion who participated in the Motion Profit Sharing Plan on December 31, 1989, and who were employed by Motion on January 1, 1990, became eligible to participate in the Genuine Parts Company Pension Plan effective as of January 1, 1990.

Employees of Motion who participated in the Genuine Parts Company Pension Plan on July 1, 1988, began their participation under the Genuine Partnership Plan on July 1, 1988. Employees who first became eligible to participate in the Genuine Parts Company Pension Plan on January 1, 1990, commenced participation in the Genuine Partnership Plan on January 1, 1990.

In either case, employees of Motion who began participation in the Genuine Partnership Plan on July 1, 1988, or January 1, 1990, received credit for vesting purposes under the Genuine Partnership Plan for their years of employment with Motion.

Please note that employees hired by Motion on or after January 1, 1984, became eligible to participate in the Genuine Parts Company Pension Plan and Genuine Partnership Plan in accordance with the same rules applicable to all employees of Genuine Parts Company. The staggered entry dates of July 1, 1988, and January 1, 1990, apply to those employees who worked for Motion prior to January 1, 1984.

                                   SCHEDULE B

                 Credit for Service with Predecessor Employers
                             and Affiliated Sponsors

I. General Rule - No Past Service. Unless otherwise identified in Part II below, an Employee will not receive Credited Service or Years of Eligibility Service under this Plan for any purpose. Instead (unless otherwise required by law) Hours of Service worked for a predecessor employer prior to the Designation Date shall be ignored.

II. Definition of Past Service Credit. If Employees who were previously employed by a predecessor employer or Affiliated Sponsor listed below are granted past service credit (as noted below), such Employees who are employed by an Employer on the Designation Date shall receive Credited Service and Years of Eligibility Service under this Plan beginning with the employment commencement date with the predecessor employer or Affiliated Sponsor, but subject to all of the rules concerning crediting of service and Breaks in Service set forth in this Plan.

                                                                       Extent of Credit for Service
                Name                           Designation Date          with Predecessor Company
                ----                           ----------------        ----------------------------
1.      Odell Hardware Company                      7/1/88              Past Service Credit Granted
        ("Odell")

2.      Clark Siviter                               7/1/88              Past Service Credit Granted

3.      Brooks-Noble Parts                          7/1/88              Past Service Credit Granted
        & Machine Co., Inc.

4.      General Automotive Parts                    7/1/88              Past Service Credit Granted
        Company and its subsidiaries
        ("General Automotive")

5.      Standard Units Parts                        7/1/88              Past Service Credit Granted
        Corporation including
        its subsidiary Manco,
        Inc. ("Standard Units
        Parts")

6.      NAPA Des Moines                             7/1/88              Past Service Credit Granted
        Warehouse ("Des Moines")

III.     (a)      Acquisitions Prior to January 1, 1994.

         Participants employed by the following predecessor employers that were acquired prior to January 1, 1994, shall not receive Past Service Credit as of the date the predecessor employer or Affiliated Sponsor was acquired by or merged into Genuine Parts Company. However, after an employee of such predecessor employer or Affiliated Sponsor becomes a Participant in the Plan by satisfying the requirements of Section 3.01, such Participant shall receive Credited Service for all employment with such predecessor employer or Affiliated Sponsor effective as of the Employment Date indicated below provided such individuals were employed by an Employer (as determined by the Committee) on the Employment Date.

         (b)      Acquisitions On or After January 1, 1994.

         Participants employed by the following predecessor employers or Affiliated Sponsors that were acquired on or after January 1, 1994 shall receive Credited Service and credit for participation purposes under Article III for all employment with such predecessor employer or Affiliated Sponsor effective as of the Employment Date indicated below provided such individuals were employed by an Employer (as determined by the Committee) on the Employment Date.

         (c)      Important Restrictions.

         Credited Service granted under (a) or (b) above may be forfeited or disregarded in accordance with the definition of Credited Service set forth in
Article II. Furthermore, no Credited Service shall be granted for employment with a predecessor employer if the granting of such Credited Service will adversely impact the tax qualified status of the Plan.

         Davis & Wilmar, Inc.                                 May 1, 1993
         Pittsburg, PA                                        (Acquired 7/1/92)

         M&B, Inc. (Lesker Office Supplies, Inc.)             November 1, 1993
         Charlotte, NC

         The Parts, Inc.                                      January 1, 1995
         Anchorage, AK                                        (Acquired 1/1/94)

         Dade City Jobbing Group                              January 1, 1994
         Dade City, FL                                        (Acquired 1/2/92)

         Atlantic Tracy Inc.                                  November 1, 1995
         Summerville, MA

         Midcap Bearing Corporation                           June 1, 1995

         San Antonio, TX

         Motion Equipment, Inc.                               June 1, 1995
         Houston, TX

         Power Drives & Bearings, Inc.                        October 1,1995
         Omaha, NE

         Friend's Motor Supply, Inc.                          June 30, 1997
         Hastings, NE

         Utah Bearing and Fabrication, Inc.                   October 3,1997
         Salt Lake City, UT

         Colorado Bearing and Supply, Inc.                    October 3, 1997
         Denver, CO

         Quality Auto Supply of Alaska, Inc.                  April 1, 1998
         Palmer, AK

         Berry Bearing Company /Tom Steel Div.                January 1, 1998
         Lyons, IL                                            (Acquired 2/93)

         Cascade Bearings                                     April 1, 1998
         Yakima, WA

         Horizon U.S.A. Data Supplies, Inc.                   August 1, 1998
         Reno, NV                                             (Acquired on
                                                              4/1/95)

         Berry Bearing Company (all divisions                 October 1, 1998
         other than Tom Steel Division)                       (Acquired 2/93)
         Lyons, IL

         Hub Tool & Supply, Inc.                              January 1, 1999
         Wichita, KS

         Bush-Miller, Inc.                                    April 1, 1999
         York, PA

         EIS, Inc.                                            December 1, 1999
         (including the following current and
         former subsidiaries of EIS, Inc.:
         Com-Kyl, Inc.; Scottsdale Tool &
         Supply, Inc.; Electronic Tool Co.,
         Inc.; Summit Insulation Supply
         Company, Inc.; and H.A. Holden,
         Inc.)
         Atlanta, GA                                          (Acquired 5/98)

         Brittain Brothers, Inc.                              April 1, 2000
         Oklahoma City, OK                                    (Merged 6/30/00)

         Coach & Motor Company                                May 1, 2001

         Johnson Industries                                   January 1, 2001
         (including the following current and
         former subsidiaries of Johnson
         Industries; C.P. Hunt Company;
         Dealer Parts Service, Inc.; Uptown
         Auto; L&D Enterprises, Inc.)

Effective Date. This Schedule B was amended from time to time as additional acquisitions occurred. Schedule B was amended effective January 1, 1998 (Amendment #4 to the 1994 Plan); effective January 1, 1999 (Amendment #8 to the 1994 Plan); effective April 1, 1999 (Amendment #9 to the 1994 Plan); effective November 30, 1999 (Amendment #10 to the 1994 Plan); effective April 1, 2000 (Amendment #11 to the 1994 Plan) and as part of this Amendment and Restatement.

                                   SCHEDULE C

                             Prior Employer Accounts

         Any defined term used in this Schedule C shall have the same meaning as ascribed to it in the Plan, unless otherwise defined in this Schedule C.

I. Additional Forms of Benefits for Former Participants in the Genuine Parts 401(k) Plan for the Dade City Jobbing Group

         A. Background. As of December 31, 1993, the Genuine Parts 401(k) Plan for the Dade City Jobbing Group effective as of January 1, 1993 (the "Dade City Plan") was frozen. The Dade City Plan was subsequently merged into the Plan. Accounts established under the Dade City Plan shall constitute Prior Employer Accounts.

         B. Eligibility of Former Participants in the Dade City Plan to Receive Additional Forms of Benefits. Effective as of merger into the Plan, former participants in the Dade City Plan ("Dade City Participants") who became Participants in this Plan may elect to receive, in addition to the benefits offered under the Plan, a distribution from their Prior Employer Accounts as follows:

                  (i) upon reaching the Dade City Plan's early retirement date, which can be the first day of any month within 10 years of a Dade City Participant's Normal Retirement Date;

                  (ii)     a qualified joint and 100% survivor annuity;

                  (iii)    a life annuity;

                  (iv) a life annuity with a guarantee of 120 monthly payments;

                  (v)      a contingent 50% or 100% annuitant option; or

                  (vi) a monthly annuity, if a Dade City Participant terminates employment with the Company before he would have been eligible to retire under the Dade City Plan.

II. Additional Forms of Benefits for Former Participants in the Davis & Wilmar, Inc. Retirement Savings Plan

         A. Background. The Davis & Wilmar, Inc. Retirement Savings Plan effective as of May 1, 1993 (the "Davis & Wilmar Plan") was frozen. The Davis & Wilmar Plan was merged into the Plan effective December 31, 1994, as part of Genuine Parts Company's acquisition of Davis & Wilmar, Inc. Accounts established under the Davis & Wilmar Plan shall constitute Prior Employer Accounts.

         B. Eligibility of Former Participants in the Davis & Wilmar Plan to Receive Additional Forms of Benefits. Effective as of December 31, 1994, former participants in the Davis & Wilmar Plan who became Participants in this Plan, or their surviving spouse (as applicable), may elect to receive, in addition to the benefits offered under the Plan, a distribution from such participants' Prior Plan Accounts as follows:

                  (i)      an annuity, or

                  (ii)     a qualified pre-retirement 100% survivor annuity.

III. Additional Forms of Benefits for Former Participants in the Parts, Inc. 401(k) Plan

         A. Background. As of January 1, 1995, the Parts, Inc. 401(k) Plan effective as of January 1, 1989 (the "Parts, Inc. Plan") was frozen. The Parts, Inc. Plan was merged into the Plan as part of Genuine Parts Company's acquisition of Parts, Inc. Accounts established under the Parts, Inc. Plan shall constitute Prior Employer Accounts.

         B. Eligibility of Former Participants in the Parts, Inc. Plan to Receive Additional Forms of Benefits. Effective January 1, 1995, former participants in the Parts, Inc. Plan who became Participants in this Plan ("Parts, Inc. Participants") may elect to receive, in addition to the benefits offered under this Plan, a distribution from their Prior Employer Accounts as follows:

                  (i) on or after attaining the Parts, Inc. Plan's normal retirement age which is age 60; or

                  (ii) in quarterly, semi-annual or annual installments extending over a period certain not to exceed the Parts Inc. Participant's life expectancy or the joint life and last survivor expectancy of such participant and his designated beneficiary.

IV. Additional Forms of Benefits for Former Participants in the I.M.S./Horizon 401(k) Plan

         A. Background. Genuine Parts Company's acquired International Media & Supplies, Inc. and Horizon U.S.A. Data Supplies, Inc. ("Horizon") on April 28, 1995. The I.M.S. Horizon Plan was continued to be maintained by Horizon although the plan was amended to only permit participation by non-highly compensated employees. The I.M.S./Horizon Plan was merged into the Plan effective August 1, 1998. Accounts established under the I.M.S./Horizon Plan shall constitute Prior Employer Accounts.

         B. Eligibility of Former Participants in the I.M.S./Horizon Plan to Receive Additional Forms of Benefits. Effective August 1, 1998, former participants in the I.M.S./Horizon Plan who became Participants in the Plan ("I.M.S./Horizon Participants"), or their surviving spouses (as applicable), may elect to receive, in addition to the benefits offered under the Plan, a distribution from their Prior Employer Accounts as follows:

                  (i) upon termination of employment for reasons other than death, disability or retirement, an I.M.S./Horizon Participant may receive a distribution of his Prior Plan Account on or after the last day of the Plan Year coincident with or next following his termination of employment;

                  (ii) on or after the I.M.S./Horizon Plan's early retirement date, which is any date coincident with or next following attainment of age 60 and completion of seven years of service under the I.M.S./Horizon Plan;

                  (iii)    a joint and 50% survivor annuity;

                  (iv)     a joint and 75% survivor annuity;

                  (v)      a joint and 100% survivor annuity;

                  (vi)     a life annuity;

                  (vii) in quarterly, semi-annual or annual cash installments extending over a period certain not to exceed the I.M.S./Horizon Participant's life expectancy or the joint life and last survivor expectancy of such participant and his designated beneficiary (a designated beneficiary shall have the right to reduce the period over which installment payments shall be made);

                  (viii) an annuity extending over a period certain not to exceed the I.M.S./Horizon Participant's life expectancy or the joint life and last survivor expectancy of such participant and his designated beneficiary; or

                  (ix)     a qualified pre-retirement survivor annuity.

Furthermore, any security interest held by the I.M.S./Horizon Plan by reason of an outstanding loan to an I.M.S./Horizon Participant shall be taken into account in determining the amount of any pre-retirement survivor annuity.

V. Additional Forms of Benefits for Former Participants in the Motion Equipment, Inc. 401(k) Profit Sharing Plan

         A. Background. The Motion Equipment, Inc. 401(k) Profit Sharing Plan ("Motion Plan") has been merged into the Plan. Accounts established under the Motion Plan shall constitute Prior Employer Accounts.

         B. Eligibility of Former Participants in the Motion Plan to Receive Additional Forms of Benefits. Effective as of the merger of the Motion Plan into this Plan, former participants in the Motion Plan who became Participants in this Plan ("Motion Participants") may elect to receive, in addition to the benefits offered under this Plan, a distribution from their Prior Employer Accounts as follows:

                  (i) on or after attaining the Motion Plan's early retirement age, which is age 59-1/2;

                  (ii) on or after attaining the Motion Plan's normal retirement age, which is age 62;

                  (iii) in a lump-sum distribution in-kind, or part in cash and part in-kind; or

                  (iv) in installments payable in cash or in-kind, over a period certain not to exceed the Motion Participant's life expectancy or the joint life and last survivor expectancy of such participant and his designated beneficiary.

VI. Additional Forms of Benefits for Former Participants in the Midcap Bearing Corporation Profit Sharing Plan

         A. Background. The Midcap Bearing Profit Sharing Plan effective as of January 1, 1995 (the "Midcap Plan") has been merged into this Plan. Accounts established under the Midcap Plan shall constitute Prior Employer Accounts.

         B. Eligibility of Former Participants in the Midcap Plan to Receive Additional Forms of Benefits. Effective as of the merger of the Midcap Plan into this Plan, former participants in the Midcap Plan who became Participants in this Plan ("Midcap Participants") may elect to receive, in addition to the benefits offered under this Plan, a distribution from their Prior Employer Accounts as follows:

                  (i) on or after attaining the Midcap Plan's early retirement age, which is age 59-1/2;

                  (ii) on or after attaining the Midcap Plan's normal retirement age, which is age 62;

                  (iii) in a lump-sum distribution in-kind, or part in cash and part in-kind; or

                  (iv) in installments payable in cash or in-kind, over a period certain not to exceed the Midcap Participant's life expectancy or the joint life and last survivor expectancy of such participant and his designated beneficiary.

VII. Additional Forms of Benefits for Former Participants in the Hub Tool & Supply, Inc. 401(k) Plan

         A. Background. As of December 31, 1998, the Hub Tool & Supply, Inc. 401(k) Plan (the "Hub Plan") was frozen. The Hub Plan was subsequently merged into the Plan. Accounts established under the Hub Plan shall constitute Prior Employer Accounts.

         B. Eligibility of Former Participants in the Hub Plan to Receive Additional Forms of Benefits. Effective as of the merger of the Hub Plan into this Plan, former participants in the Hub Plan who became Participants in this Plan ("Hub Participants") may elect to receive, in addition to the benefits offered under this Plan, a distribution from their Prior Employer Accounts as follows:

                  (i) in a life annuity with monthly income payable for the life of the Participant;

                  (ii) in a life annuity with monthly income payable for the life of the Participant and, if the Participant dies before the end of a period of five, ten, or fifteen years as selected by the Participant, with monthly income payable to the Participant's beneficiary until the end of such period;

                  (iii) in a life annuity with monthly income payable for the life of the Participant and, if the Participant dies before the total amount paid equals the Participant's Prior Employer Account, with monthly income payable to the Participant's beneficiary until the total amount paid equals the Participant's Prior Employer Account;

                  (iv) in a joint and survivor life annuity with monthly income payable for the life of the Participant; with 50%, 66 2/3%, or 100% (as elected by the Participant) of the Participant's monthly income payable for the life of the Participant's survivor; and, if both the Participant and the Participant's survivor die before the total amount paid equals the Participant's Prior Employer Account, payments continue to the Participant's beneficiary until the total amount paid equals the Participant's Prior Employer Account;

                  (v) in installment payments made monthly for a fixed period of time equal to or greater than 60 months; or

                  (vi) in a series of flexible income payments for an amount each year equal to that elected by the Participant which, in the year the Participant attains age 70 1/2, must be equal to or greater than a minimum amount.

VIII. Vesting Schedule and Additional Forms of Benefits for Former Participants in the Summit Insulation Supply Co., Inc. Retirement Savings Plan

         A. Background. As of November 30, 1999, the Summit Insulation Supply Co., Inc. Retirement Savings Plan (the "Summit Plan") was frozen. The Summit Plan was or will be subsequently merged into the Plan. Accounts established under the Summit Plan shall constitute Prior Employer Accounts.

         B. Vesting Schedule for Prior Employer Account. Notwithstanding the vesting provisions of the Plan, any Participant who has two Years of Credited Service shall be 20% vested in the regular matching contribution/employer contribution subaccount of his Prior Employer Account that is attributable to regular matching contributions/employer contributions made to his account under the Summit Plan.

         C. Eligibility of Former Participants in the Summit Plan to Receive Additional Forms of Benefits. Effective as of the merger of the Summit Plan into this Plan, former participants in the Summit Plan who became Participants in this Plan ("Summit Participants") may elect to receive, in addition to the benefits offered under this Plan, a distribution from their Prior Employer Accounts as follows:

                  (i) in a life annuity with monthly income payable for the life of the Participant;

                  (ii) in a joint and survivor life annuity with monthly income payable for the life of the Participant; with 50% of the Participant's monthly income payable to the Participant's surviving spouse for the life of the Participant's surviving spouse;

                  (iii) in a preretirement survivor annuity purchasable with 100% of the Participant's nonforfeitable accrued benefit with monthly income payable to the Participant's surviving spouse for the life of the Participant's surviving spouse, in the event that the Participant is married and dies prior to his annuity starting date; or

                  (iv) in installment payments made monthly, quarterly, or annually over a fixed reasonable period of time, not exceeding the life expectancy of the Participant, or the joint life and last survivor expectancy of the Participant and his beneficiary.

IX. Additional Forms of Benefits for Former Participants in the H.A. Holden, Inc. Profit Sharing Plan

         A. Background. As of November 30, 1999, the H.A. Holden, Inc. Profit Sharing Plan (the "Holden Plan") was frozen. The Holden Plan was or will be subsequently merged into the Plan. Accounts established under the Holden Plan shall constitute Prior Employer Accounts.

         B. Eligibility of Former Participants in the Holden Plan to Receive Additional Forms of Benefits. Effective as of the merger of the Holden Plan into this Plan, former participants in the Holden Plan who became Participants in this Plan ("Holden Participants") may elect to receive, in addition to the benefits offered under this Plan, a distribution from their Prior Employer Accounts as follows:

                  (i) in a life annuity with monthly income payable for the life of the Participant;

                  (ii) in a joint and survivor life annuity with monthly income payable for the life of the Participant; with 50% of the Participant's monthly income payable to the Participant's surviving spouse for the life of the Participant's surviving spouse;

                  (iii) in a preretirement survivor annuity purchasable with 50% of the Participant's nonforfeitable accrued benefit with monthly income payable to the Participant's surviving spouse for the life of the Participant's surviving spouse, in the event that the Participant is married and dies prior to his annuity starting date; or

                  (iv) in installment payments made monthly, quarterly, or annually over a fixed reasonable period of time, not exceeding the life expectancy of the Participant, or the joint life and last survivor expectancy of the Participant and his beneficiary.

X. Additional Forms of Benefits for Former Participants in the Scottsdale Tool & Supply, Inc. 401(k) Plan

         A. Background. As of December 31, 1998, the Scottsdale Tool & Supply, Inc. 401(k) Plan (the "Scottsdale Plan") was frozen. The Scottsdale Plan was or will be subsequently merged into the Plan. Accounts established under the Scottsdale Plan shall constitute Prior Employer Accounts.

         B. Eligibility of Former Participants in the Scottsdale Plan to Receive Additional Forms of Benefits. Effective as of the merger of the Scottsdale Plan into this Plan, former participants in the Scottsdale Plan who became Participants in this Plan ("Scottsdale

Participants") may elect to receive, in addition to the benefits offered under this Plan, a distribution from that potion of their Prior Employer Accounts that accrued under the Scottsdale Plan on or before December 31, 1996, in installment payments made monthly, quarterly, or annually over a period of years certain selected by the Participant that is less than the life of the Participant.

XI. Additional Forms of Benefits for Former Participants in the EIS, Inc. 401(k) Plan

         A. Background. As of November 30, 1999, the EIS, Inc. 401(k) Plan (the "EIS Plan"), formerly known as the EIS, Inc. Savings and Employee Stock Ownership Plan, was frozen. The EIS Plan was or will be subsequently merged into the Plan. Accounts established under the EIS Plan shall constitute Prior Employer Accounts.

         B. Eligibility of Former Participants in the EIS Plan to Receive Additional Forms of Benefits. Effective as of the merger of the EIS Plan into this Plan, former participants in the EIS Plan who became Participants in this Plan ("EIS Participants") may elect to receive, in addition to the benefits offered under this Plan, a distribution from their Prior Employer Accounts as follows:

                  (i) in a life annuity with monthly income payable for the life of the Participant;

                  (ii) in a joint and survivor life annuity with monthly income payable for the life of the Participant; with 50% of the Participant's monthly income payable to the Participant's surviving spouse for the life of the Participant's surviving spouse;

                  (iii) in a preretirement survivor annuity purchasable with the Participant's nonforfeitable accrued benefit with monthly income payable to the Participant's surviving spouse for the life of the Participant's surviving spouse, in the event that the Participant is married and dies prior to his annuity starting date; or

                  (iv) in installment payments made monthly or annually over a period of five to twenty years, not exceeding the life expectancy of the Participant, or the joint life and last survivor expectancy of the Participant and his beneficiary.

                  Notwithstanding the provisions of Section 8.05 of the Plan, an EIS Participant may elect to receive distributions of his Prior Employer Account under Code Section 401(a)(9) in any of the forms listed above. However, if an EIS Participant fails to elect a form of benefit by his required beginning date, any distribution of his Prior Employer Account made pursuant to Code Section 401(a)(9) shall be in a lump sum.

         C. Death Benefits for Prior Employer Account. Notwithstanding any provisions of the Plan, in the event that an EIS Participant has not elected a single life annuity, a joint and survivor annuity, or a preretirement survivor annuity described above, in the event of the EIS Participant's death, his Prior Employer Account shall be distribute to his Beneficiary (the "EIS Beneficiary") as follows:

                  (i) If distributions to the EIS Participant have not commenced, the EIS Participant's Prior Employer Account will be distributed to the EIS Beneficiary in either a lump sum payment or installment payments, as described above, as elected by the EIS Beneficiary. However, if the EIS Beneficiary fails to elect a distribution option within ninety days of the EIS Participant's death, the EIS Participant's Prior Employer Account will be distributed to the EIS Beneficiary in a lump sum.

                  (ii) If distributions to the EIS Participant have commenced, the EIS Participant's Prior Employer Account will continue to be distributed to the Beneficiary over the same period certain elected by the EIS Participant. However, within ninety days of the EIS Participant's death, the EIS Beneficiary may elect to receive the remaining unpaid Prior Employer Account in a lump sum.

         D. Additional Method of Distribution. Notwithstanding Section 8.02 of the Plan, an EIS Participant will receive a distribution of any Qualifying Employer Securities held in his Prior Employer Account in whole shares of the common stock of the Company.

         E. Vesting Schedule for Prior Employer Account. Notwithstanding the vesting provisions of the Plan, all EIS Participants shall be 100% vested in their Prior Employer Accounts.

         F. Additional In-Service Withdrawal Option. An EIS Participant may invest the non-Qualifying Employer Securities portion of his "after-tax contribution account" subaccount of his Prior Employer Account not more frequently than once during each Plan Year.

         G. Additional Investment Option. On or before December 31, 2001, an EIS Participant may direct to have the Company Stock held in his Prior Employer Account liquidated, the proceeds of which shall be invested in accordance with the Participant's investment elections made pursuant to Section 6.06 of the Plan. However, an EIS Participant may not direct that any portion of his Prior Employer Account be invested in Company Stock.

XII. Additional Forms of Benefits for Former Participants in The Johnson Industries Employee Savings & Profit Sharing Plan

         A. Background. As of December 31, 2000, The Johnson Industries Employees Savings & Profit Sharing Plan (the "Johnson Industries Plan") was frozen. The Johnson Industries Plan was subsequently merged into the Plan in the first half of 2001. Certain participants in the Johnson Industries Plan had subaccounts that contained funds from the Layfield Company, Inc. Amended and Restated Money Purchase Pension Plan, a plan sponsored by their prior employer (the "Layfield Subaccounts"). The Layfield Subaccounts shall constitute Prior Employer Accounts.

         B. Eligibility of Former Participants in the Johnson Industries Plan to Receive Additional Forms of Benefits. Effective as of the merger of the Johnson Industries Plan into this Plan, former participants in the Johnson Industries Plan who became Participants in this Plan ("Johnson Industries Participants") may elect to receive, in addition to the benefits offered under this Plan, a distribution from their Prior Employer Accounts in the form of a qualified joint and survivor annuity or a qualified pre-retirement annuity.

         Effective Date. This Schedule C was amended from time to time as acquired plans were merged into this Plan, including Amendment #6 to the 1994 Plan (effective January 1, 1994); Amendment #10 to the 1994 Plan (effective November 30, 1999); Amendment #11 to the 1994 Plan (effective April 1, 2000); Amendment #12 to the 1994 Plan (effective December 29, 2000); and as part of this Amendment and Restatement.

XIII.    Elimination of Optional Form of Benefit.

         Effective ninety (90) days after the date notice is provided to affected Participants, the provisions in Schedule C immediately prior to the issuance of such notice shall be deleted in their entirety. The purpose of this provision is to delete all optional forms of benefit other than those set forth in Section 8.02. Accordingly, the optional distribution forms set forth in Schedule C immediately prior to the issuance of the notice shall no longer be available ninety (90) days after notice is given to affected participants in accordance with Treasury Regulation Section 1.411(d)-6. Such notice shall inform the affected participants that all optional forms of benefit in this Schedule C are being deleted from the Plan.

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                                   SCHEDULE D

(The definition of "Trust" or "Trust Agreement" references a Schedule D--which did not exist. This new Schedule D is thus created and left blank until information needs to be placed herein.)

                                      -98-